(BULLET)                     BT PYRAMID MUTUAL FUNDS                    (BULLET)


                       BT INVESTMENT EQUITY 500 INDEX FUND



(BULLET)                        BT ADVISOR FUNDS                        (BULLET)



                               U.S. BOND INDEX FUND
                               SMALL CAP INDEX FUND
                      EAFE(Register mark) EQUITY INDEX FUND*
                              (ADVISOR CLASS SHARES)



                                   PROSPECTUS
--------------------------------------------------------------------------------
                                 APRIL 30, 1998



BT Advisor Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of several funds. With the exception of the BT Investment Equity 500 Index Fund (the "Equity 500 Index Fund"), each of the diversified funds listed above (each, a "Fund") is a separate series of the Trust and each offers two classes of shares. The shares offered by this prospectus are the Advisor Class Shares (the "Shares"). The Equity 500 Index Fund is a series of BT Pyramid Mutual Funds, an open-end management investment company (together with the Trust, the "Trusts"). Each Fund seeks to replicate as closely as possible the performance of a selected market index before the deduction of the expenses allocable to the Shares of the Fund and the corresponding Portfolio (the "Expenses"). There is no assurance, however, that each Fund will achieve its stated objective.


Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how each Fund invests and the services available to shareholders.


A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. You may request a free copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Trust's Service Agent at 1-800-730-1313. The SAI, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



UNLIKE OTHER MUTUAL FUNDS, EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN A SEPARATE INVESTMENT COMPANY (THE "PORTFOLIO") WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT PERFORMANCE OF EACH FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" HEREIN.



BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVISER") OF EACH PORTFOLIO. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

* THE EAFE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY CAPITAL INTERNATIONAL IS A SERVICE MARK OF MORGAN STANLEY AND HAS BEEN LICENSED FOR USE BY BANKERS TRUST COMPANY.


                            EDGEWOOD SERVICES, INC.
   5800 Corporate Drive (Bullet) Pittsburgh, Pennsylvania (Bullet) 15237-5829

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TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            PAGE

--------------------------------------------------------------------------------


The Funds......................................................................3



Who May Invest.................................................................3



Investment Principles and Risks................................................4



Summary of Fund Expenses.......................................................5



Financial Highlights...........................................................7



Investment Objective and Policies.............................................11



Risk Factors and Certain Securities and Investment Practices..................15



Net Asset Value...............................................................18



Purchase and Redemption of Shares.............................................19



Dividends, Distributions and Taxes............................................23



Performance Information and Reports...........................................24



Management of the Trust and Portfolio.........................................25



Additional Information........................................................28

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                                       2

--------------------------------------------------------------------------------
THE FUNDS
--------------------------------------------------------------------------------


The Trusts seek to achieve the investment objective of each Fund by investing all the Assets of the Fund in the corresponding Portfolio. The Portfolios are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolios, utilizing a "passive" or "indexing" investment approach and attempt to replicate the investment performance of their respective indices through statistical procedures.



The following is a description of each Fund's investment objectives.



THE EQUITY 500 INDEX FUND seeks to replicate as closely as possible (before deduction of Expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), an index emphasizing large-capitalization stocks. The Fund will include the common stock of those companies included in the S&P 500, other than Bankers Trust Corporation, selected on the basis of computer generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500. The Equity 500 Index Fund invests all of its Assets in the Equity 500 Index Portfolio.



THE U.S. BOND INDEX FUND seeks to replicate as closely as possible (before deduction of Expenses) the investment performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"), a broad market weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities. The Fund will be invested primarily in fixed income securities of the U.S. government or any agency thereof, publicly issued fixed rate domestic debt of industrial, financial, and utility corporations, and U.S. dollar denominated fixed income securities of foreign and supranational entities issued publicly in the United States. The Fund will also invest in mortgage pass-through securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association. The U.S. Bond Index Fund invests all of its Assets in the U.S. Bond Index Portfolio.



THE SMALL CAP INDEX FUND seeks to replicate as closely as possible (before deduction of Expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of 2,000 small-capitalization common stocks. The Fund will include the common stock of one or more companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000. The Small Cap Index Fund invests all of its Assets in the Small Cap Index Portfolio.



THE EAFE(REGISTER MARK) EQUITY INDEX FUND seeks to replicate as closely as possible (before deduction of Expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index with net dividends (the "EAFE Index"), a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The Fund will be invested primarily in equity securities of business enterprises organized and domiciled outside of the United States or for which the principal trading market is outside the United States. Statistical methods will be employed to replicate the Index by buying most of the relevant Index securities. Securities purchased for the Fund will generally, but not necessarily, be traded on a foreign securities exchange. The EAFE(Register mark) Equity Index Fund invests all of its Assets in the EAFE(Register mark) Equity Index Portfolio.


--------------------------------------------------------------------------------
WHO MAY INVEST
--------------------------------------------------------------------------------


THE EQUITY 500 INDEX FUND, AND SMALL CAP INDEX FUND may be appropriate for investors who are willing to ride out domestic and/or foreign stock market fluctuations in pursuit of potentially higher long-term returns. Each corresponding Portfolio invests for growth and does not pursue income. Over time, stocks, although more volatile, have shown greater growth potential than other types of securities. In the shorter term, however, stock prices can fluctuate dramatically in response to market factors.


THE U.S. BOND INDEX PORTFOLIO represents all major sectors of the investment grade fixed-income securities markets. The U.S. Bond Index Fund may be a suitable investment vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors. The U.S. Bond Index Fund also may be suitable for those investors with common stock holdings who are seeking a complementary fixed-income investment to create a more balanced asset mix.



THE EAFE(REGISTER MARK) EQUITY INDEX FUND may be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in their portfolio, investors can achieve an extra level of diversification and also participate in opportunities around the world. However, there are additional risks involved with international investing. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which a Portfolio invests.



The Trusts are intended to be a long-term investment vehicle and are not designated to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all the Trusts' shareholders. In order to minimize such costs, each Trust has adopted the following policies. Each Trust reserves the right to reject any purchase request (including exchange purchases from other BT Advisor Funds ) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, each Trust has adopted exchange privilege limitations as described in the section "Exchange Limitations" herein. Finally, each Trust reserves the right to suspend the offering of its shares.



Each Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When an investor sells their Shares, they may be worth more or less than what they paid for them.


--------------------------------------------------------------------------------
INVESTMENT PRINCIPLES AND RISKS
--------------------------------------------------------------------------------

The value of each Portfolio's investments varies based on many factors. The value of bonds fluctuates based on changes in domestic or foreign interest rates, the credit quality of the issuer, market conditions, and other economic and political news.

In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities.


Because many foreign investments are denominated in foreign currencies, changes in the value of these currencies can significantly affect the EAFE(Register mark) Equity Index Fund's share price. General economic factors in the various world markets can also impact the value of an investors investment. When investors sell Shares, they may be worth more or less than what they paid for them. See "Risk Factors and Certain Securities and Investment Practices" herein for more information.

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES are paid out of the assets of each Portfolio and Fund. Each Portfolio pays an investment advisory fee and an administrative services fee to Bankers Trust. Each Fund incurs expenses such as maintaining shareholder records and furnishing shareholder statements. Each Fund must provide financial reports.

The following table provides: (i) a summary of expenses relating to purchases and sales of the Shares of each Fund and the annual operating expenses of the Fund and expenses of the corresponding Portfolio, in the aggregate, as a percentage of average daily net assets of each Fund; and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in each Fund. THE TRUSTEES OF EACH TRUST BELIEVE THAT THE EXPENSES OF EACH FUND AND EXPENSES OF THE CORRESPONDING PORTFOLIO, IN THE AGGREGATE, WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUSTS RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF EACH FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE CORRESPONDING PORTFOLIO.

--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge on Purchases
(as a percentage of offering price)..........................................................................    None*
Maximum Sales Charge on Reinvested Distributions.............................................................    None
Redemption Fee...............................................................................................    None*
Exchange Fee.................................................................................................    None
Shareholder transaction expenses are charges paid when investors buy, sell, exchange, or hold Shares of a Fund.
See "Purchase and Redemption of Shares" for an explanation of how and when these charges apply.


--------------------------------------------------------------------------------

* A transaction fee of 0.50% is deducted from redemptions and exchanges out of the Small Cap Index Fund and the EAFE(Register mark) Equity Index Fund. These transaction fees are paid to the respective Funds and are deducted automatically from the amount redeemed.



  The purpose of the 0.50% transaction fee is to allocate transaction costs associated with redemptions and exchanges to investors making those redemptions and exchanges, thus insulating existing shareholders from those transaction costs. These costs include: (1) brokerage costs; (2) the effect of the "bid-ask" spread in small and medium sized company stock and international markets; and (3) taxes in some countries. Since the investor, not the Fund, bears these costs, the Fund is expected to be able to track its benchmark index more closely.

--------------------------------------------------------------------------------


ANNUAL OPERATING EXPENSES
(as a percentage of the average daily net assets of each Fund)

EQUITY 500 INDEX FUND
Investment advisory fee......................................................................................       0.075%
12b-1 fees...................................................................................................     None
Other expenses (after reimbursements or waivers).............................................................       0.175%
Total Operating Expenses (after reimbursements or waivers)...................................................       0.25 %
U.S. BOND INDEX FUND
Investment advisory fee (after reimbursements or waiver).....................................................       0.03 %
12b-1 fees...................................................................................................     None
Other expenses (after reimbursements or waivers).............................................................       0.32 %
Total Operating Expenses (after reimbursements or waivers)...................................................       0.35 %
SMALL CAP INDEX FUND
Investment advisory fee (after reimbursements or waiver).....................................................       0.07 %
12b-1 fees...................................................................................................     None
Other expenses (after reimbursements or waivers).............................................................       0.38 %
Total Operating Expenses (after reimbursements or waivers)...................................................       0.45 %

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


EAFE(REGISTER MARK) EQUITY INDEX FUND
Investment advisory fee (after reimbursements or waiver).....................................................       0.14%
12b-1 fees...................................................................................................     None
Other expenses (after reimbursements or waivers..............................................................       0.51%
                                                                                                                  ------
Total Operating Expenses (after reimbursements or waivers)...................................................       0.65%
                                                                                                                  ------

EXAMPLES:                                                                   1 Year      3 Years      5 Years      10 Years
                                                                            -------     --------     --------     --------
You would pay the following expenses on a $1,000 investment assuming (1) 5%
  annual return and (2) redemption at the end of each time period:
Equity 500 Index Fund....................................................     $3           $8          $14        $32
U.S. Bond Index Fund.....................................................     $4          $11          $20        $44
Small Cap Index Fund.....................................................     $10         $20          $31        $64
EAFE(Register mark) Equity Index Fund....................................     $12         $26          $42        $90


--------------------------------------------------------------------------------


The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee with respect to each Portfolio except Equity 500 Index Portfolio. Without such waiver, each Portfolio's investment advisory fee would be equal to the following: U.S. Bond Index Portfolio -- 0.15%; Small Cap Index Portfolio -- 0.15%; and EAFE(Register mark) Equity Index Portfolio -- 0.25%. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed the following percentages of the Funds' Advisor Class Shares average daily net assets: U.S. Bond Index Fund -- 0.35%; Small Cap Index Fund -- 0.45%; EAFE(Register mark) Equity Index Fund -- 0.65%; and Equity 500 Index Fund -- 0.25%. With respect to the Equity 500 Index Fund (Portfolio), EAFE Equity Index Fund (Portfolio), Small Cap Index Fund (Portfolio), and U.S. Bond Index Fund (Portfolio), in the absence of this undertaking, for the fiscal year ended December 31, 1997, the total operating expenses would have been equal to approximately 0.46%, 0.98%, 0.98%, and 14.88%, respectively of each Fund's Advisor Class Shares average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.



The Funds are distributed by Edgewood Services, Inc. ("Edgewood," or the "Distributor") to customers of Bankers Trust or to customers of another bank, dealer or other financial intermediary that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by a Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.



CURRENTLY, THE FUNDS (WITH THE EXCEPTION OF THE EQUITY 500 INDEX FUND) HAVE ISSUED TWO CLASSES OF SHARES. THE FUNDS OFFER BY SEPARATE PROSPECTUS ANOTHER CLASS OF SHARES. BECAUSE THE EXPENSES VARY BETWEEN THE CLASSES, PERFORMANCE WILL VARY WITH RESPECT TO EACH CLASS. ADDITIONAL INFORMATION CONCERNING THE FUNDS' OTHER CLASS OF SHARES IS AVAILABLE FROM BANKERS TRUST, AS ADMINISTRATOR, AT 1-800-730-1313.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables show the selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data of the Funds for the periods indicated. The Funds' Annual Reports have been audited by Coopers & Lybrand L.L.P., the Funds' independent accountants, whose report thereon appears in the respective Fund's Annual Report. Each Fund's Annual Report is incorporated by reference.


--------------------------------------------------------------------------------

U.S. BOND INDEX FUND                                                                                ADVISOR CLASS SHARES
                                                                                                   ----------------------
                                                                                                       FOR THE PERIOD
                                                                                                   JUNE 30, 1997* THROUGH
                                                                                                     DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period............................................................           $10.00
                                                                                                           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.........................................................................             0.32
  Net Realized and Unrealized Gain on Investment Transactions...................................             0.29
                                                                                                           ------
Total from Investment Operations................................................................             0.61
                                                                                                           ------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income.........................................................................            (0.31)
  Net Realized Gain from Investment Transactions................................................            (0.04)
                                                                                                           ------
TOTAL DISTRIBUTIONS.............................................................................            (0.35)
                                                                                                           ------
NET ASSET VALUE, END OF PERIOD..................................................................           $10.26
                                                                                                           ------
                                                                                                           ------
TOTAL INVESTMENT RETURN.........................................................................             6.15%
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted)......................................................           $  242
  Ratios to Average Net Assets:
    Net Investment Income.......................................................................             6.31%**
    Expenses, including expenses of the U.S. Bond Index Portfolio...............................             0.35%**
    Decrease Reflected in Above Expense Ratio Due to Absorption of Expenses by Bankers Trust....            14.53%**


--------------------------------------------------------------------------------

 * Commencement of operations.


** Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SMALL CAP INDEX FUND                                                                             ADVISOR CLASS SHARES
                                                                                          ----------------------------------
                                                                                                            FOR THE PERIOD
                                                                                                            AUGUST 8, 1996
                                                                                             FOR THE         (COMMENCEMENT
                                                                                           YEAR ENDED      OF OPERATIONS) TO
                                                                                          DEC. 31, 1997      DEC. 31, 1996
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period...................................................      $ 11.04            $ 10.00
                                                                                          -------------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income................................................................         0.08               0.02
  Net Realized and Unrealized Gain on Investments and Future Transactions..............         2.63               1.06
                                                                                          -------------          ------
Total from Investment Operations.......................................................         2.71               1.08
                                                                                          -------------          ------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income................................................................        (0.06)             (0.04)
  Net Realized Gain from Investment Transactions.......................................        (2.00)             (0.00)+
                                                                                          -------------          ------
TOTAL DISTRIBUTIONS....................................................................        (2.06)             (0.04)
                                                                                          -------------          ------
NET ASSET VALUE, END OF PERIOD.........................................................      $ 11.69            $ 11.04
                                                                                          -------------          ------
                                                                                          -------------          ------
TOTAL INVESTMENT RETURN................................................................        25.11%             10.87%
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted).............................................      $ 1,334            $    77
  Ratios to Average Net Assets:
    Net Investment Income..............................................................         1.13%              1.61%*
    Expenses, Including Expenses of the Small Cap Index Portfolio......................         0.45%              0.45%*
    Decrease Reflected in Above Expense Ratio Due to
      Absorption of Expenses by Bankers Trust..........................................         0.53%             22.69%*


--------------------------------------------------------------------------------

+ Less than $0.01.


* Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EAFE EQUITY INDEX FUND                                                                       ADVISOR CLASS SHARES
                                                                                    --------------------------------------
                                                                                                          FOR THE PERIOD
                                                                                                           JUNE 21, 1996
                                                                                         FOR THE           (COMMENCEMENT
                                                                                       YEAR ENDED        OF OPERATIONS) TO
                                                                                    DECEMBER 31, 1997    DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period.............................................        $ 10.14              $ 10.00
                                                                                          ------               ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..........................................................           0.05                 0.02
  Net Realized and Unrealized Gain (Loss) from Investments, Futures, Foreign
    Currencies and Forward Foreign Currency Contracts Transactions...............           0.13                 0.12
                                                                                          ------               ------
Total from Investment Operations.................................................           0.18                 0.14
                                                                                          ------               ------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income..........................................................          (0.08)               (0.00)+
  Net Realized Gain from Investment Transactions.................................          (0.61)               (0.00)+
                                                                                          ------               ------
TOTAL DISTRIBUTIONS..............................................................          (0.69)               (0.00)+
                                                                                          ------               ------
NET ASSET VALUE, END OF PERIOD...................................................        $  9.63              $ 10.14
                                                                                          ------               ------
                                                                                          ------               ------
TOTAL INVESTMENT RETURN..........................................................           1.89%                1.57%
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted).......................................        $ 3,212              $   717
  Ratios to Average Net Assets:
    Net Investment Income........................................................           1.17%                0.67%*
    Expenses, Including Expenses of the EAFE Equity Index Portfolio..............           0.65%                0.65%*
    Decrease Reflected in Above Expense Ratio Due to
      Absorption of Expenses by Bankers Trust....................................           0.33%                1.70%*


--------------------------------------------------------------------------------

* Annualized.


+ Less than $0.01.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                                             DECEMBER 31, 1992
                                                              FOR THE YEAR ENDED DECEMBER 31,                  (COMMENCEMENT
EQUITY 500 INDEX FUND                                1997        1996        1995        1994       1993      OF OPERATIONS)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:*
Net Asset Value, Beginning of Year..............   $  99.06    $  82.92    $  62.16    $  63.42    $60.00         $ 60.00
                                                   --------    --------    --------    --------    ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.........................       1.81        1.80        1.74        1.32      1.44              --
  Net Realized and Unrealized Gain (Loss) on
    Investments and Futures Transactions........      30.59       16.98       21.18       (0.60)     4.26              --
                                                   --------    --------    --------    --------    ------          ------
Total from Investment Operations................      32.40       18.78       22.92        0.72      5.70              --
                                                   --------    --------    --------    --------    ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income.........................      (1.78)      (1.80)      (1.74)      (1.32)    (1.44)             --
  Net Realized Gain from Investments and Futures
    Transactions................................      (4.73)      (0.84)      (0.42)      (0.66)    (0.84)             --
                                                   --------    --------    --------    --------    ------          ------
TOTAL DISTRIBUTIONS.............................      (6.51)      (2.64)      (2.16)      (1.98)    (2.28)             --
                                                   --------    --------    --------    --------    ------          ------
NET ASSET VALUE, END OF YEAR....................   $ 124.95    $  99.06    $  82.92    $  62.16    $63.42         $ 60.00
                                                   --------    --------    --------    --------    ------          ------
                                                   --------    --------    --------    --------    ------          ------
Total Investment Return.........................      33.02%      22.83%      37.15%       1.15%     9.53%             --
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Year (000s omitted)........   $637,401    $451,762    $277,140    $181,898    $1,835         $   100
  Ratios to Average Net Assets:
    Net Investment Income.......................       1.59%       2.05%       2.38%       2.68%     2.53%             --
    Expenses, Including Expenses of the Equity
      500 Index Portfolio.......................       0.25%       0.25%       0.25%       0.25%     0.25%             --
    Decrease Reflected in Above Expense Ratio
      Due to Absorption of Expenses by Bankers
      Trust.....................................       0.21%       0.22%       0.23%       0.29%     1.82%             --


--------------------------------------------------------------------------------

*Per share amounts for all years have been restated to reflect 1:6 reverse stock split effective September 4, 1997.



Further information about a Fund's performance is contained in the Fund's Annual Report, dated December 31, 1997, which can be obtained free of charge.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

--------------------------------------------------------------------------------


The Trusts seek to achieve the investment objective of each Fund by investing all of its Assets in the corresponding Portfolio, which has the same investment objective as the Fund. Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio. Additional information about the investment policies of each Portfolio appears in "Risk Factors and Certain Securities and Investment Practices" herein and in the Funds' SAI. There can be no assurance that the investment objective of either a Fund or the corresponding Portfolio will be achieved. The investment objective of each Fund and corresponding Portfolio is not a fundamental policy and may be changed upon notice to, but without the approval of, a Fund's shareholders or a Portfolio's investors, respectively. See "Special Information Concerning Master-Feeder Fund Structure" herein.



EQUITY 500 INDEX PORTFOLIO



The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to replicate before Expenses, the performance of the S&P 500. There is no assurance that the Portfolio will achieve its investment objective.



Under normal conditions when the Portfolio's assets are above $10 million, the Portfolio will invest at least 80% of its assets in common stocks of companies which compose the S&P 500. In seeking to duplicate the performance of the S&P 500, Bankers Trust, the Portfolio's investment adviser, will attempt over time to allocate the Portfolio's investments among common stocks in approximately the same weightings as the S&P 500, beginning with the heaviest-weighted stocks that make up a larger portion of the Index's value. Over the long term, Bankers Trust seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 of 0.98 or better (0.95 or better if Portfolio asset levels are below $10 million). A figure of 1.00 would indicate perfect correlation. In the unlikely event that the targeted correlation is not achieved, the Portfolio's Board of Trustees will consider alternative structures.



The Adviser utilizes a two-stage sampling approach in seeking to obtain its objective. Stage one, which encompasses large cap stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities which represent 0.10% or more of the index. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to maximize portfolio liquidity while minimizing costs.



Bankers Trust generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently from the S&P 500, particularly if the Portfolio has a low level of assets. When the Portfolio's size is greater, Bankers Trust expects to purchase more of the stocks in the S&P 500 and to match the relative weighting of the S&P 500 more closely, and anticipates that the Portfolio will be able to mirror, before expenses, the performance of the S&P 500 with little variance at asset levels of $10 million or more. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, Bankers Trust judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Bankers Trust will not purchase the stock of Bankers Trust Corporation, which is included in the Index, and instead will overweight its holdings of companies engaged in similar businesses.



Under normal conditions, Bankers Trust will attempt to invest as much of the Portfolio's assets as is practical in common stocks included in the S&P 500. However, the Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments hedged with stock index futures and options to meet redemption requests or to facilitate the investment in common stocks. See "Additional Information" for further information.



When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into stock index futures or options to attempt to increase its exposure to the stock

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market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use stock index futures or options thereon to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.



Bankers Trust will choose among futures and options strategies based on its judgment of how best to meet the Portfolio's goals. In selecting futures and options, Bankers Trust will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Portfolio's cash flow and cash management needs. If Bankers Trust judges these factors incorrectly, or if price changes in the Portfolio's futures and options positions are not well correlated with those of its other investments, the Portfolio could be hindered in the pursuit of its objective and could suffer losses. The Portfolio could also be exposed to risks if it could not close out its futures or options positions because of an illiquid secondary market.



ABOUT THE S&P 500 INDEX



The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange Inc. (the "NYSE"). Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). Bankers Trust believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.



The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the S&P 500 to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein.



S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND OR THE PORTFOLIO, OWNERS OF THE FUND OR THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN.



For more complete information about the S&P 500, see the SAI.



U.S. BOND INDEX PORTFOLIO


The U.S. Bond Index Portfolio seeks to replicate as closely as possible (before deduction of Expenses) the investment performance of the Aggregate Bond Index, a broad market weighted index which encompasses four major classes of investment grade fixed-income securities in the United States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year.

As of December 31, 1997, the major classes of fixed-income securities represented the following proportions of the Index's total market value:

----------------------------------------------------------
                                                AGGREGATE
                                                BOND INDEX
----------------------------------------------------------
U.S. Treasury and agency securities                  49%
Mortgage-backed securities                           30%
Corporate bonds                                      16%
International (dollar-denominated) bonds              4%
Asset Backed Securities                               1%
Dollar-weighted average maturity (Years)            8.8
----------------------------------------------------------



The U.S. Bond Index Portfolio will be unable to hold all of the individual issues which comprise the Index because of the large number of securities involved. Instead, the Portfolio will hold a representative sample of the securities in the Index, selecting one or two issues to represent entire "classes" or types of securities in the Index. The Portfolio will be constructed so as to match as closely as possible the composition of the Index by investing in fixed-income securities approximating their relative proportion of the Index's total market value.

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At the broadest level, the U.S. Bond Index Portfolio will seek to hold securities and other investments which reflect the weighting of the major asset classes in the Index. These classes include U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. For example, if U.S. Treasury and agency securities represent approximately 51% of the Index's interest rate risk, then approximately 51% of the Portfolio's interest rate risk will come from such securities and other investments. Similarly, if corporate bonds represent 14% of the interest rate risk of the Index, then they will represent approximately 14% of the interest rate risk of the Portfolio. Such a sampling technique is expected to be an effective means of substantially replicating the income and capital returns provided by the Index before deduction of Fund and Portfolio expenses. The Portfolio may, from time to time, substitute one type of investment grade bond for another. For instance, a Portfolio may hold more short-term corporate bonds (and, in turn, hold fewer short U.S. Treasury bonds) than represented in the Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. Overall, credit risk is expected to be very low for the U.S. Bond Index Portfolio.


Fixed-income securities will be primarily of investment grade quality, i.e., those rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB-by Standard & Poor's ("S&P"). Securities rated Baa or BBB possess some speculative characteristics. The Portfolio may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. government and in U.S. government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. government ("U.S. Government Securities"). Such "agency" securities may not be backed by the "full faith and credit" of the U.S. government. Such U.S. government agencies may include the Farm Credit Banks, the Resolution Trust Corporation and the Government National Mortgage Association. Even though they all carry top
(AAA) credit ratings, "agency" obligations are not explicitly guaranteed by the U.S. government and so are perceived as somewhat riskier than comparable Treasury bonds.



As a mutual fund investing primarily in fixed-income securities, the Portfolio is subject to interest rate, income, call and credit risks. Since the Portfolio also invests in mortgage-backed securities, it is also subject to prepayment risk. See "Risk Factors and Certain Securities and Investment Practices."


For more information about the historical performance of the Aggregate Bond Index, see the SAI.


SMALL CAP INDEX PORTFOLIO



The Small Cap Index Portfolio seeks to replicate as closely as possible (before deduction of Expenses) the total return of the Russell 2000. The Russell 2000 is composed of approximately 2,000 small-capitalization common stocks. A company's stock market capitalization is the total market value of its floating outstanding shares. As of December 31, 1997, the average stock market capitalization of the Russell 2000 was $440 million and the weighted average stock market capitalization of the Russell 2000 was $640 million.



The Small Cap Fund and the Small Cap Portfolio are neither sponsored by nor affiliated with the Frank Russell Company. Frank Russell's only relationship to the Fund and the Portfolio is the licensing of the use of the Russell 2000. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indices. The Small Cap Portfolio invests in a statistically selected sample of the approximately 2,000 stocks included in the Russell 2000. The stocks of the Russell 2000 to be included in the Small Cap Index Portfolio will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Portfolio so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price- to-earnings, debt-to-asset ratios, and dividend yields) closely approximate those of the Russell 2000. For instance, if 10% of the capitalization of the Russell 2000 consists of utility companies with relatively small capitalizations, then the Small Cap Portfolio is constructed so that approximately 10% of the Portfolio's assets are invested in the stocks of utility companies with relatively small capitalizations. The stocks held by the Portfolio are weighted to make the Portfolio's aggregate investment characteristics similar to those of the Russell 2000 Index as a whole.


For more information about the historical performance of the Russell 2000, see the SAI.


EAFE(REGISTER MARK) EQUITY INDEX PORTFOLIO



The EAFE(Register mark) Equity Index Portfolio seeks to replicate as closely as possible (before deduction of Expenses) the total return of the EAFE Index. The Portfolio attempts to

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--------------------------------------------------------------------------------
achieve this objective by investing in a statistically selected sample of the equity securities included in the EAFE Index.

The EAFE Index is a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.


Inclusion of a security in the EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Neither the Fund nor the Portfolio is sponsored by or affiliated with Morgan Stanley. The EAFE(Register mark) Equity Index Portfolio is constructed to have aggregate investment characteristics similar to those of the EAFE Index. The Portfolio invests in a statistically selected sample of the securities included in the EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected for inclusion in the Portfolio based on country of origin, market capitalization, yield, volatility and industry sector. Bankers Trust will manage the Portfolio using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the EAFE Index. From time to time, adjustments may be made in the Portfolio because of changes in the composition of the EAFE Index, but such changes should be infrequent.


This Fund and Portfolio are not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund and Portfolio particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Fund and Portfolio or this Fund and Portfolio itself. Morgan Stanley has no obligation to take the needs of the issuer of this Fund and Portfolio or the owners of this Fund and Portfolio into consideration in determining, composing or calculating the EAFE Index. Inclusion of a security in the EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Fund and Portfolio to be issued or in the determination or calculation of the equation by which this Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Fund and Portfolio in connection with the administration, marketing or trading of this Fund and Portfolio. This Fund and Portfolio is neither sponsored by nor affiliated with Morgan Stanley.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, MORGAN STANLEY DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. MORGAN STANLEY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. MORGAN STANLEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


For more information about the performance of the EAFE Index, see the SAI.


GENERAL

Over time, the correlation between the performance of each Fund, before the deduction of Expenses, and the respective index is expected to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in its respective Index. Each Fund's ability to track its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Funds or the corresponding Portfolio, changes in either the composition of the Index or the assets of a Portfolio, and the timing and

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amount of Portfolio investor contributions and withdrawals, if any. In the unlikely event that a high correlation is not achieved, the Trusts' Boards of Trustees will consider alternatives. Because each Portfolio seeks to track the respective index, Bankers Trust will not attempt to judge the merits of any particular stock as an investment.

Under normal circumstances, each Portfolio will invest at least 80% of its assets in the securities of its respective index.

As diversified funds, no more than 5% of the assets of each Portfolio may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of each Portfolio's assets may be invested without regard to this limitation. Each Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, each Portfolio's ability to achieve its investment objective may be impaired. These are fundamental investment policies of the Portfolios which may not be changed without investor approval. No more than 15% of each Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits maturing in more than seven calendar days). Additional investment policies of each Portfolio are contained in the SAI.


Each Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the respective index. Securities index futures contracts and related options, warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, or to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant, convertible security or swap agreement is priced more attractively than the underlying equity security or index. These instruments may be considered derivatives. See "Risk Factors and Certain Securities and Investment Practices" herein.



The use of derivatives for non-hedging purposes may be considered speculative. While each of these securities can be used as leveraged investments, a Portfolio may not use them to leverage its net assets. No Portfolio will invest in such instruments as part of a temporary defensive strategy (such as altering the aggregate maturity of the Portfolio) to protect the Portfolio against potential market declines. Each Portfolio may lend its investment securities and purchase securities on a when-issued and a delayed delivery basis. The U.S. Bond Index Portfolio may invest in mortgage-related and other asset-backed securities. The EAFE(Register mark) Equity Index Portfolio may engage in foreign currency forward and futures transactions for the purpose of enhancing portfolio returns or hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. See "Risk Factors and Certain Securities and Investment Practices" herein and in the SAI for more information about the investment practices of the Portfolios.


--------------------------------------------------------------------------------
RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------

The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies Bankers Trust may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well.

Bankers Trust may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Portfolio achieve its goal. Holdings and recent investment strategies are described in the financial reports of a Fund and the corresponding Portfolio, which are sent to Fund shareholders twice a year. For a free SAI or financial report, call an Investment Professional or Bankers Trust.

FIXED INCOME SECURITY RISK --
U.S. BOND INDEX FUND

Investors in the U.S. Bond Index Fund are exposed to four types of risk from fixed income securities: (1) Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates; (2) Income risk is the potential for a decline in a Portfolio's income due to

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falling market interest rates; (3) Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio; and (4) Prepayment risk or call risk is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates.



MARKET RISK -- EQUITY 500 INDEX FUND, SMALL CAP INDEX FUND AND
EAFE(REGISTER MARK) EQUITY INDEX FUND


As mutual funds investing primarily in common stocks, these Portfolios are subject to market risk -- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

RISKS OF INVESTING IN MEDIUM- AND SMALL-
CAPITALIZATION STOCKS -- SMALL CAP INDEX FUND

Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as large company stocks rise, or rise in prices as large company stocks decline.


RISKS OF INVESTING IN FOREIGN SECURITIES -- EAFE(REGISTER MARK) EQUITY INDEX PORTFOLIO


Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of a Portfolio's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.

Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolio is also authorized to enter into certain foreign currency exchange transactions. Furthermore, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Finally, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

SPECIAL INFORMATION CONCERNING
MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its Assets in the corresponding Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles. In addition to selling a beneficial interest to the

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corresponding Fund, each Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust, as the Administrator, at 1-800-730-1313.



The master-feeder fund structure is relatively complex, so shareholders should carefully consider this investment approach.



Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a Trust is requested to vote on matters pertaining to a Portfolio, each Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect a Trust's votes at the Portfolio meeting. The percentage of a Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.


A Fund may withdraw its investment from a Portfolio at any time, if the Board of Trustees of a Trust determines that it is in the best interests of the shareholders of the Fund to do so.

Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's Assets in accordance with the investment policies described herein with respect to the corresponding Portfolio.


Each Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of each Portfolio is also not a fundamental policy. Shareholders of the Funds will receive 30 days prior written notice with respect to any change in the investment objective of a Fund or the corresponding Portfolio. See "Risk Factors and Certain Securities and Investment Practices" in the SAI for a description of the fundamental policies of each Portfolio that cannot be changed without approval by "the vote of a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Portfolio.



For descriptions of the investment objective, policies and restrictions of each Portfolio, see "The Funds in Detail" herein and "Risk Factors and Certain Securities and Investment Practices" herein and in the SAI. For descriptions of the management and expenses of the Trusts and the Portfolios, see "Management of the Trusts and the Portfolios" herein and in the SAI.


PORTFOLIO TURNOVER

The frequency of Portfolio transactions -- the Portfolio's portfolio turnover rate -- will vary from year to year depending on market conditions and the Portfolio's cash flows. Each Portfolio's annual portfolio turnover rate is not expected to exceed 100%.

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For the fiscal years ended December 31, 1997, and 1996, the portfolio turnover rates for the Equity 500 Index Portfolio were 19% and 15%, respectively. For the fiscal year ended December 31, 1997 and for the period from January 24, 1996 (commencement of operations) to December 31, 1996, the portfolio turnover rates for the EAFE Equity Index Portfolio were 44% and 4%, respectively. For the fiscal year ended December 31, 1997 and for the period from July 1, 1996 (commencement of operations) to December 31, 1996, the portfolio turnover rates for the Small Cap Index Portfolio were 88% and 16%, respectively.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------


The net asset value ("NAV") per share of each Fund is calculated on each day on which the New York Stock Exchange, Inc. (the "NYSE") is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except: (a) January 1st, Martin Luther King Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively.



With the exception of the EAFE(Register mark) Equity Index Fund, the Funds are open for business each day the NYSE is open. Each Fund's NAV is calculated on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m. Eastern time or in the event that the NYSE closes early, at the time of such early closing. The EAFE(Register mark) Equity Index Fund will not process orders on any day when either the NYSE or the Tokyo Stock Exchange is closed. Orders received on such days will be priced on the next day the Fund computes its NAV. As such, investors may experience a delay in purchasing or redeeming Shares of the EAFE(Register mark) Equity Index Fund.


A Fund's NAV is the value of a single Share. The NAV of each Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, allocable to the Advisor Class Shares by the total number of its Shares outstanding. Each Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by Bankers Trust pursuant to procedures adopted by the Portfolio's Board of Trustees. These procedures require Bankers Trust to value such a security at the same value as an equivalent security which is readily marketable and, in making such comparisons, to consider all relevant factors under applicable guidelines of the SEC.


Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES


The Trusts accept purchase orders for Shares of each Fund at the NAV per Share (and, if applicable, of the respective class of shares) next determined after the order is received on each Valuation Day. See "Net Asset Value" herein. Shares of each Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).



Purchase orders for Shares of each Fund (including those purchased through a Service Agent) that are transmitted to the Trusts' Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trusts and Transfer Agent reserve the right to reject any purchase order.



Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for Shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.



The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders for Equity 500 Index Fund. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after it is accepted by an authorized broker or the broker's authorized designee.


Certificates for Shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy Shares of each class to the Transfer Agent before 4:00 p.m. Eastern time. The Transfer Agent must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                                                        $2,500

For retirement accounts                                                      500

Through automatic investment plans                                         1,000

TO ADD TO AN ACCOUNT                                                        $250

For retirement accounts                                                      100

Through automatic investment plan                                            100

MINIMUM BALANCE                                                           $1,000

For retirement accounts                                                     None

IF YOU ARE NEW TO BT ADVISOR FUNDS OR BT PYRAMID MUTUAL FUNDS, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-730-1313.

  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

IF YOU ALREADY HAVE MONEY INVESTED IN A FUND IN THE BT FAMILY OF FUNDS, you can:
(Bullet) Mail an account application with a check, (Bullet) Wire money into your account, (Bullet) Open an account by exchanging from another fund in the BT Family of
         Funds, or
(Bullet) Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
special application. Contact your Investment Professional for more information and a retirement account application.

ADDITIONAL INFORMATION ABOUT BUYING SHARES


                         TO OPEN AN ACCOUNT                             TO ADD TO AN ACCOUNT

BY                       WIRE Call the BT Service Center at Call your Investment
                         Professional or wire 1-800-730-1313 to receive wire
                         instructions additional investment to:
                         for account establishment.
                                                                        ROUTING NO.: 021001033
                                                                        ATTN: Bankers Trust/IFTC Deposit
                                                                        DDA NO.: 00-226-296
                                                                        FBO: (Account name)
                                                                        (Account number)
                                                                        CREDIT: Fund Number (see table below)

                                                                        EAFE Equity Index-Advisor Class-510
                                                                        Small Cap Index-Advisor Class- 509
                                                                        U.S. Bond Index Fund-Advisor Class-507
                                                                        BT Investment Equity 500 Index Fund-462

                                                                        Specify
                                                                        the
                                                                        complete
                                                                        name of
                                                                        the Fund
                                                                        of your
                                                                        choice,
                                                                        and
                                                                        include
                                                                        your
                                                                        account
                                                                        number
                                                                        and your
                                                                        name.

BY PHONE                 Contact your Service Agent, Investment         Contact your Service Agent, Investment
                         Professional, or call BT's Service Center at   Professional, or call BT's Service Center at
                         1-800-730-1313. If you are an existing         1-800-730-1313. If you are an existing
                         shareholder, you may exchange from another BT  shareholder, you may exchange from another BT
                         account with the same registration,            account with the same registration,
                         including, name, address, and taxpayer ID      including, name, address, and taxpayer ID
                         number.                                        number.

BY MAIL                  Complete and sign the account application.     Make your check payable to the complete name
                         Make your check payable to the complete name   of the Fund of your choice. Indicate your
                         of the Fund of your choice. Mail to the        Fund account number on your check and mail to
                         appropriate address indicated on the           the address printed on your account
                         application.                                   statement.


HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your Shares. Your Shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for Shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.


Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" above for minimum balance amounts.


TO SELL SHARES IN A RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR NON-RETIREMENT ACCOUNT SHARES, leave at least $1,000 worth of Shares in the account to keep it open.

TO SELL SHARES BY BANK WIRE you will need to sign up for these services in advance when completing your account application.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

(Bullet) Your account registration has changed within the last 30 days, (Bullet) The check is being mailed to a different address than the one on your account (record address),
(Bullet) The check is being made payable to someone other than the account owner,
(Bullet) The redemption proceeds are being transferred to a BT account with a different registration, or
(Bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY WIRE - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.


IN WRITING - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:


  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

INVESTOR SERVICES

BT Advisor Funds, and BT Pyramid Mutual Funds provide a variety of services to help you manage your account.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INFORMATION SERVICES

STATEMENTS AND REPORTS that your Investment Professional or the Transfer Agent may send to you include the following:

(Bullet) Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)

(Bullet) Account statements (monthly)

(Bullet) Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-730-1313 if you need additional copies of financial reports.

The Transfer Agent reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge.) The fee, which is payable to the Transfer Agent, is designed to offset in part the relatively higher costs of servicing smaller accounts.

The Transfer Agent may charge a fee for special services, such as providing historical account documents, that are beyond the normal scope of its services.

EXCHANGE PRIVILEGE


Shareholders may exchange their Shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "How to Buy Shares" and "How to Sell Shares" herein. Before making an exchange, please note the following:


(Bullet) Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.
(Bullet) Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).
(Bullet) Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

Note that exchanges out of a Fund may be limited to four per calendar year and that they may have tax consequences for you.

SYSTEMATIC PROGRAMS

TO MOVE MONEY FROM YOUR BANK ACCOUNT TO BT ADVISOR FUNDS OR BT PYRAMID MUTUAL FUNDS

MINIMUM       MINIMUM
INITIAL       SUBSEQUENT       FREQUENCY             SETTING UP OR CHANGING
$1,000        $100             Monthly, bimonthly,   For a new account, complete the appropriate section on the
                               quarterly or semi-    application.
                               annually
                                                     For existing accounts, call
                                                     your Investment
                                                     Professional for an
                                                     application. To change the
                                                     amount or frequency of your
                                                     investment, contact your
                                                     Investment Professional
                                                     directly or call
                                                     1-800-730-1313. Call at
                                                     least 10 business days
                                                     prior to your next
                                                     scheduled investment date.

SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your account. Because of the Shares' front-end sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Shares on a regular basis.


MINIMUM   FREQUENCY                              SETTING UP OR CHANGING
$100      Monthly, quarterly, semi-              To establish, call your Investment Professional or call 1-
          annually or annually                   800-730-1313 after your account is open. The accounts from which the withdrawals will be
                                                 processed must have a minimum
                                                 balance of $10,000, other than
                                                 retirement accounts subject to
                                                 required minimum distributions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAX-SAVING RETIREMENT PLANS

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this Prospectus.

(Bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

(Bullet) ROLLOVER IRAs: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS, AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS. Each Fund distributes substantially all of its net income and capital gains to shareholders each year. Each Fund distributes capital gains annually. Normally, income dividends for the Equity 500 Index Fund are distributed quarterly; income dividends for the Small Cap Index Fund and EAFE Equity Index Fund are distributed annually; and income dividends for the U.S. Bond Index Fund are declared daily and distributed monthly.


Each Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Funds meet the requirements imposed by the Code, the Funds will not pay any Federal income of excise taxes. The Portfolios will also not be required to pay any Federal income or excise taxes. Dividends paid by a Fund from its taxable net investment income and distributions by a Fund of its net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of a Fund. Each Fund's dividends and distribution will not qualify for the dividends-received deduction for corporations.


DISTRIBUTION OPTIONS. When you open an account, specify on your account application how you want to receive distributions. The Trusts offer four options:


1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional Shares of the Fund. If you do not indicate a choice on your application you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional Shares of the Fund, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. AUTOMATIC DIVIDENDS PROGRAM. Your dividend and capital gain distributions be automatically invested in another fund in the BT Family of Funds as long as the minimums for that account are met.

If you select distribution option 2 or 3 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks will be reinvested in your account at the current NAV and your election may be converted to the Reinvestment Option. You may change distribution option at anytime by notifying the Transfer Agent in writing.


FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash. If distributions from a retirement account for any taxable year following the year in which the participant reaches age 70 1/2 are less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the Internal Revenue Service (the "IRS"). The administrator, trustee or custodian of such a retirement account will be responsible for reporting distributions from such accounts to the IRS.


When each of the Funds deducts a distribution from its NAV, the reinvestment price is the applicable Fund's NAV at the close of business that day. Distribution checks will be mailed within seven days, or longer for a December ex-dividend date.


FEDERAL TAXES. The Trusts intends to qualify each Fund as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided each Fund meets the requirements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
imposed by the Code and distributes all of its income and gains, each Fund will not pay any federal income or excise taxes. Each Portfolio will also not be required to pay any federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gains distributions are taxed as long- term capital gains. The Fund's distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in November and December and paid in January are taxable as if paid on December 31. The Funds will send each shareholder a tax statement by January 31 showing the tax status of the distributions received in the past year.

CAPITAL GAINS. You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

"BUYING A DIVIDEND." On the ex-date for a distribution from income and/or capital gains, the Fund's share value is reduced by the amount of the distribution.


If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


OTHER TAX INFORMATION. In addition to Federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You should consult with your own tax adviser concerning the application of Federal, state and local taxes to your distributions from the Fund.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION AND REPORTS

--------------------------------------------------------------------------------
Each Portfolio's recent strategies and holdings, and the corresponding Fund's performance, is detailed twice a year in the Funds' financial reports (not available during the first year for each Fund other than the Equity 500 Index
Fund), which are sent to all Fund shareholders.


For current Fund performance or a free copy of a Fund's financial report, please contact an Investment Professional or a Service Agent.


Mutual fund performance is commonly measured as Total Return and/or Yield. Each Fund's performance is affected by the expenses of that Fund.

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                             CUMULATIVE TOTAL RETURN
                                                                               FOR THE PERIOD FROM     AVERAGE ANNUAL TOTAL RETURN
                                                             TOTAL RETURN        COMMENCEMENT OF           FOR THE PERIOD FROM
                                                              FOR 1 YEAR       OPERATIONS THROUGH      COMMENCEMENT OF OPERATIONS
                                                            ENDED 12/31/97          12/31/97                     THROUGH
----------------------------------------------------------------------------------------------------------------------------------
Equity 500 Index Fund(a)...................................      32.02%               148.25%                     19.95%
Small Cap Index Fund -- Advisor Class Shares(b)............      25.11%                38.71%                     26.41%
EAFE Equity Index Fund -- Advisor Class Shares(c)..........       1.89%                 3.49%                      2.27%
U.S. Bond Index Fund -- Advisor Class Shares(d)............        N/A                  6.15%                       N/A
----------------------------------------------------------------------------------------------------------------------------------



(a) Fund commenced operations on December 31, 1992 (b) Fund commenced operations on August 8, 1996 (c) Fund commenced operations on June 21, 1996 (d) Fund commenced operations on June 30, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

YIELD refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. This difference may be significant for a Fund investing in a Portfolio whose investments are denominated in foreign currencies.

Performance information may include comparisons of a Fund's investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, and Morningstar, Inc.


The 30-day SEC yield for the period ended December 31, 1997 for the Equity 500 Index Fund was 1.45%.


Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the corresponding Portfolio and changes in the expenses of the Fund or Portfolio. In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of its fees, or reimburse certain operating expenses of a Fund or Portfolio, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUSTS AND THE PORTFOLIOS
--------------------------------------------------------------------------------

BOARD OF TRUSTEES


Each Trust and each Portfolio is governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that certain of the same individuals are Trustees of the Trusts and the Portfolios, up to and including creating separate boards of trustees. See "Management of the Trusts and the Portfolios" in the SAI for more information with respect to the Trustees and officers of the Trusts and each Portfolio.


INVESTMENT ADVISER


The Trusts have not retained the services of an investment adviser since the Trusts seek to achieve the investment objective of each Fund by investing all the Assets of the Fund in the corresponding Portfolio. Each Portfolio has retained the services of Bankers Trust as investment adviser.


BANKERS TRUST COMPANY AND ITS AFFILIATES


Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market.



As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Of that total, approximately $148 billion are in U.S. equity index assets alone.


Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise -- once available to only the largest institutions in the U.S. -- to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of each Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of each Portfolio, manages each Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of a Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.


Bankers Trust receives an investment advisory fee from each Portfolio, accrued daily and paid monthly, equal on an annual basis to the following percentages of the average daily net assets of the Portfolio for its then-current fiscal year:
U.S. Bond Index Portfolio, 0.15%; Small Cap Index Portfolio, 0.15%; EAFE(Register mark) Equity Index Portfolio, 0.25%; and Equity 500 Index Portfolio, 0.075%. Under certain circumstances Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Equity 500 Index Fund shares, and in connection therewith provide administrative, shareholder, or distribution related services to the Fund or its shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services.



Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trusts and the Portfolios described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.


Bankers Trust investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

PORTFOLIO MANAGERS


Frank Salerno, Managing Director of Bankers Trust, is responsible for the management of the Small Cap Portfolio and the Equity 500 Index Portfolio. Mr. Salerno oversees administration, management and trading of international and domestic equity index strategies. He has been employed by Bankers Trust since 1981 and has managed the Portfolios' assets since each Portfolio commenced operations.



Richard J. Vella, Managing Director of Bankers Trust, has been co-manager of the EAFE(Register mark) Equity Index Portfolio since inception. Mr. Vella has been employed by Bankers Trust since 1985 and has ten years of trading and investment experience.



Steven Wetter, Vice President of Bankers Trust, has been co-manager of the EAFE(Register mark) Equity Index Portfolio since inception. Mr. Wetter has been employed by Bankers Trust since 1992 and has ten years of trading and investment experience.



Louis R. D'Arienzo, Vice President of Bankers Trust, has been responsible for the day-to-day management of the U.S. Bond Index Portfolio since inception. Mr. D'Arienzo has been employed by Bankers Trust since 1981 and has twelve years of trading and investment experience in fixed income securities.


ADMINISTRATOR

Under its Administration and Services Agreement with each Trust, Bankers Trust calculates the net asset value of each Fund and generally assists the Board of Trustees

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of the Trust in all aspects of the administration and operation of the Funds.
The Administration and Services Agreement provides for the respective Trust to pay Bankers Trust a fee, accrued daily and paid monthly equal on an annual basis to the following percentages of the average daily net assets of the Fund, attributable to the Class, for its then-current fiscal year: U.S. Bond Index Fund, 0.20%; Small Cap Index Fund, 0.25%; EAFE(Register mark) Equity Index Fund, 0.30%; and Equity 500 Index Fund, 0.30%.



Under an Administration and Services Agreement with each Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the respective Board of Trustees in all aspects of the administration and operation of the Portfolios. For these services, the Equity 500 Index Portfolio pays to Bankers Trust a fee, computed daily and paid monthly, equal to the lesser of 0.05% of the average net assets of the Portfolio or an amount that brings the total operating expenses of the Portfolio to 0.08% of the average daily net assets of the Portfolio. The Administration and Services Agreement provides for U.S. Bond Index Portfolio, Small Cap Index Portfolio, and EAFE(Register mark) Equity Index Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to the following percentages of the Portfolio's average daily net assets for its then-current fiscal year: U.S. Bond Index Portfolio, 0.05%; Small Cap Index Portfolio, and 0.05%; EAFE(Register mark) Equity Index Portfolio, 0.10%. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense.


DISTRIBUTOR


Edgewood Services, Inc. is the principal distributor for Shares of the Funds. In addition, Edgewood and its affiliates provide the Trusts with office facilities and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.


CUSTODIAN AND TRANSFER AGENT


Bankers Trust acts as custodian of the assets of the Trusts and each Portfolio and serves as the transfer agent (the "Transfer Agent") for the Trusts and each Portfolio under the Administration and Services Agreement with the Trusts and each Portfolio.



ORGANIZATION OF THE TRUSTS AND FUNDS



Each Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. Each Fund (with the exception of the Equity 500 Index Fund) is a separate diversified series of BT Advisor Funds, a Massachusetts business trust. The Equity 500 Index Fund is separate diversified series of BT Pyramid Mutual Funds. Each Fund (with the exception of the Equity 500 Index Fund) offers two classes of Shares of beneficial interest, Advisor Class Shares and Institutional Class Shares. Each of the U.S. Bond Index Portfolio, Small Cap Index Portfolio, and EAFE(Register mark) Equity Index Portfolio is a separate diversified series of BT Investment Portfolios, a New York master trust fund. The Equity 500 Index Portfolio is a separate New York trust. Each Trust and BT Investment Portfolios reserves the right to add additional series in the future. The Trust also reserves the right to issue additional classes of Shares of each Fund.


The Trusts or a Portfolio may hold special meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Trust's Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of one of the Funds or classes is required on any matter affecting only that Fund or class on which shareholders are entitled to vote. Shareholders of a Fund or class are not entitled to vote on Trust matters that do not affect that Fund or class, respectively, and do not require a separate vote of the Fund or class. All series of each Trust and all classes will vote together on certain matters, such as electing trustees or approving independent public auditors. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of that Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call

                                       27

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such a meeting upon the written request of shareholders holding at least 10% of that Trust's outstanding shares. Each Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act. As of April 1, 1998, Linsco/Private Ledger Assetrack Special Customer Account for the exclusive benefit of customers of LPL, San Diego, California, owned approximately 25.33% of the EAFE Equity Index Fund-Advisor Class, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters as presented for a vote of shareholders.



Each series of a Trust will vote separately on any matter involving the corresponding Portfolio. Shareholders of all of the series of a Trust will, however, vote together to elect Trustees of that Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. The series of BT Investment Portfolios will vote together or separately on matters in the same manner, and in the same circumstances, as do the series of the Trusts. As with the Trusts, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.



The Trusts are each an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


The Declaration of Trust of each of BT Investment Portfolios and the Equity 500 Index Portfolio provides that each Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trusts believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds' investing in the Portfolios. No series of BT Investment Portfolios has any preference over any other series.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS. Each Portfolio may invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or to serve as collateral for the obligations underlying a Portfolio's investment in securities index futures or related options or warrants. These securities include: obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, repurchase agreements, time deposits, certificates of deposit, bankers' acceptances, commercial paper, and shares of money market funds (see "Investment Company Securities" herein).


U.S. GOVERNMENT SECURITIES are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.


SECURITIES LENDING. Each Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously be cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, a Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the


                                       28

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term of the loan, a Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, a Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates with the Custodian liquid securities in an amount at least equal to these commitments.


MORTGAGE-RELATED SECURITIES. As part of its effort to replicate the investment performance of its Index, the U.S. Bond Index Portfolio may invest in mortgage-backed securities. Mortgage-backed securities represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "pre-payment" risks. See "Risk Factors and Certain Securities and Investment Practices" herein.


The U.S. Bond Index Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority (FHA). GNMA securities are guaranteed by the U.S. government as to the timely payment of principal and interest; securities from other Government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. The U.S. Bond Index Portfolio may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. government. Mortgage securities that are guaranteed by the U.S. government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate.


DERIVATIVES. Each Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Adviser will only use derivatives for cash management purposes. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio.


SECURITIES INDEX FUTURES AND RELATED OPTIONS. Each Portfolio may enter into securities index futures contracts and related options provided that not more than 5% of its assets are required as a margin deposit for futures contracts or options and provided that not more than 20% of a Portfolio's assets are invested in futures and options at any time. When a Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into index futures or options to attempt to increase its exposure to the market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

                                       29

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SWAP AGREEMENTS. Each Portfolio may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Portfolio's total assets.


Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset.


Although swap agreements entail the risk that a party will default on its payment obligations thereunder, a Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing a Portfolio in the specific asset for which it is obligated to pay a return.

WARRANTS. Each Portfolio's investment in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock Exchanges). Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

CONVERTIBLE SECURITIES. Each Portfolio may invest in convertible securities which are a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream -- generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security -- a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

FURTHER RISKS ASSOCIATED WITH THE USE OF FUTURES CONTRACTS, OPTIONS, WARRANTS, CONVERTIBLE SECURITIES AND SWAP AGREEMENTS. The risk of loss associated with futures contracts in some strategies can be substantial due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Portfolios will not use futures contracts, options, warrants, convertible securities and swap agreements for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements by the Portfolios are: (i) imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, options, warrants, convertible securities and swap agreements; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Portfolio's underlying securities. The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into stock transactions on an exchange with an active and liquid secondary market. However options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange-traded securities. Illiquid securities, in general, may not represent more than 15% of the net assets of a Portfolio.


FOREIGN CURRENCY FORWARD, FUTURES AND RELATED OPTIONS TRANSACTIONS. The EAFE(Register mark) Equity Index Portfolio may enter into foreign currency forward and foreign currency futures contracts in order to maintain the


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same currency exposure as the EAFE Index. The Portfolio may not enter into such contracts as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations in the underlying prices of securities held by the Portfolios. Although such contracts tend to minimize the risk of loss due to a decline in the value of a currency that has been sold forward, and the risk of loss due to an increase in the value of a currency that has been purchased forward, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.


Successful use of forward contracts depends on Bankers Trust's skill in analyzing and predicting relative currency values. Forward contracts alter the EAFE(Register mark) Equity Index Portfolio's exposure to currency exchange rate activity and could result in losses to that Portfolio if currencies do not perform as Bankers Trust anticipates. The Portfolio may also incur significant costs when converting assets from one currency to another.



ASSET COVERAGE. To assure that a Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities, interest rate swaps and foreign currency forward futures and related options transactions are not used to achieve excessive investment leverage, a Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities, entering into an off-setting transaction, or by segregating with the Portfolio's Custodian liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

BT PYRAMID MUTUAL FUNDS



BT INVESTMENT EQUITY 500 INDEX FUND



BT ADVISOR FUNDS



U.S. BOND INDEX FUND
SMALL CAP INDEX FUND
EAFE(REGISTER MARK) EQUITY INDEX FUND*
(ADVISOR CLASS SHARES)



INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006



DISTRIBUTOR
EDGEWOOD SERVICES, INC.
5800 Corporate Drive
Pittsburgh, PA 15237-5829



CUSTODIAN AND TRANSFER AGENT BANKERS TRUST COMPANY 130 Liberty Street (One Bankers Trust Plaza)
New York, NY 10006


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105

COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022


No person has been authorized to give any information or to make any representations other than those contained in the Trusts' Prospectuses, the corresponding SAIs or the Trusts' official sales literature in connection with the offering of the Trust's Shares and, if given or made, such other information or representations must not be relied on as having been authorized by a Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


Cusips #05576L866
#000000000
#05576L858
#05576L106
#055847107
COMBADV300 (4/98)






STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 1998

BT PYRAMID MUTUAL FUNDS

BT INVESTMENT EQUITY 500 INDEX FUND

BT ADVISOR FUNDS -- ADVISOR CLASS SHARES

U.S. BOND INDEX FUND
SMALL CAP INDEX FUND
EAFE(R) EQUITY INDEX FUND

BT Advisor Funds (the "Trust") is comprised of several funds. The funds listed above (each a "Fund" and together the "Funds") are (with the exception of BT Investment Equity 500 Index Fund) each a series of the Trust and offers two classes of shares (each a "Class" and collectively the "Classes"). This Statement of Additional Information describes the Advisor Class Shares. BT Investment Equity 500 Index Fund (the "Equity 500 Index Fund") is a series of BT Pyramid Mutual Funds (the "Pyramid Trust") (together with the Trust, the "Trusts").

As described in the Prospectus, the Trusts seek to achieve the investment objectives of each Fund by investing all the investable assets ("Assets") of the Fund in a diversified open-end management investment company (or a series thereof) having the same investment objectives as such Fund. These investment companies are, respectively, BT Investment Portfolios and Equity 500 Index Portfolio. U.S. Bond Index Portfolio, Small Cap Index Portfolio and EAFE(R) Equity Index Portfolio are each a series of BT Investment Portfolios.

Shares of the Funds are sold by Edgewood Services, Inc. ("Edgewood"), the Trusts' Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolios' Adviser, and to clients and customers of other organizations.

The Trusts' Prospectuses for the Funds are dated April 30, 1998. The Prospectus provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trusts and should be read in conjunction with a Fund's Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent. This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus.

                             BANKERS TRUST COMPANY
            INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR
                            EDGEWOOD SERVICES, INC.
                                 DISTRIBUTOR

5800 Corporate Drive          Pittsburgh, Pennsylvania  15237-5829
                      1-800-730-1313

I





TABLE OF CONTENTS

Risk Factors and Certain Securities and Investment Practices.............1

Performance Information.................................................22

Valuation of Securities; Redemptions and Purchases in Kind..............24

Management of the Trusts and Portfolios.................................26

Organization of the Trusts..............................................32

Taxation................................................................32

Financial Statements....................................................33

Appendix................................................................34

1


RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES

INVESTMENT OBJECTIVES

The investment objective(s) of each Fund is described in the Funds' Prospectus. There can, of course, be no assurance that any Fund will achieve its investment objective(s).

INVESTMENT PRACTICES

Each Fund seeks to achieve its investment objective by investing all of its Assets in the corresponding Portfolio. The Trusts may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the respective Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Adviser will monitor the liquidity of Rule 144A securities in each Portfolio's portfolio under the supervision of the Portfolio's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

LENDING OF PORTFOLIO SECURITIES. Each Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. Government Obligations are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% collateral from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time;
(iv) the Portfolio must substitute payments in respect of all dividends, interest or other distributions on the loaned securities; and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities.

SHORT-TERM INSTRUMENTS. When a Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each Portfolio may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, each Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit Banks and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

EQUITY INVESTMENTS. With the exception of the U.S. Bond Index Portfolio, each Portfolio may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

SWAP AGREEMENTS. Swap agreements are contracts entered into by two parties, primarily institutional investors, for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. The notional amount of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio's portfolio.

The use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the "CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (the "CFTC") effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, as amended (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

REVERSE REPURCHASE AGREEMENTS. The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government Obligations or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Portfolio.

WARRANTS. Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

CONVERTIBLE SECURITIES. Convertible securities may be a debt security or preferred stock which may be converted into common stock or carries the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

GINNIE MAE CERTIFICATES. The Government National Mortgage Association ("Ginnie Mae") is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the U.S. Bond Index Portfolio will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans; (iii) fixed-rate growing equity mortgage loans; (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on multifamily residential properties under construction;
(vi) mortgage loans on completed multifamily projects; (vii) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

FANNIE MAE CERTIFICATES. The Federal National Mortgage Association ("Fannie Mae") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate growing equity mortgage loans; (iii) fixed-rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed-rate and adjustable mortgage loans secured by multifamily projects.

FREDDIE MAC CERTIFICATES. The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

ADJUSTABLE RATE MORTGAGES - INTEREST RATE INDICES. Adjustable rate mortgages in which the U.S. Bond Index Portfolio invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in
U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.



ASSET-BACKED SECURITIES. The asset-backed securities in which the U.S. Bond Index Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES--TYPES OF CREDIT SUPPORT. The mortgage-backed securities in which the U.S. Bond Index Portfolio may invest are limited to those relating to residential mortgages. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The U.S. Bond Index Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

STRIPPED MORTGAGE-BACKED SECURITIES. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

FOREIGN SECURITIES: SPECIAL CONSIDERATIONS CONCERNING THE PACIFIC BASIN. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. The EAFE Equity Index Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

The EAFE Equity Index Portfolio invests in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GENERAL. The successful use of such instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Successful use of the futures contract and related options are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on Bankers Trust's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices are subject to similar risk considerations. In addition, by writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying securities above the options exercise price.

FUTURES CONTRACTS. Each Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or contracts based on financial indices including any index of U.S. government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Ginnie Mae modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolios, if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the underlying security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Board of Trustees of each Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. In addition to this requirement, the Board of Trustees of each Portfolio has also adopted a restriction that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

OPTIONS ON FOREIGN CURRENCIES. The EAFE(R) Equity Index Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the EAFE(R) Equity Index Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The EAFE(R) Equity Index Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the EAFE(R) Equity Index Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The EAFE(R) Equity Index Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. government securities and other high quality liquid debt securities in a segregated account with its custodian.

The EAFE(R) Equity Index Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

OPTIONS ON SECURITIES. Each Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Each Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolios' Trustees.

OPTIONS ON SECURITIES INDICES. In addition to options on securities, each Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

EAFE(R) Equity Index Portfolio may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Because each Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, each Portfolio from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Each Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, a Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

YEAR 2000 MATTERS

Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by Bankers Trust and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Bankers Trust is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.

RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Fund to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix herein.

INVESTMENT RESTRICTIONS

The following investment restrictions are "fundamental policies" of each Fund and each Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, no Portfolio (or Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause
(i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolios may not engage in dollar roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolios (Trust or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies each Portfolio (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

(i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio
      (Fund), and the value of securities of any one issuer in which the Portfolio (Fund) is short exceeds the lesser of 2.0% of the value of the Portfolio's (Fund's) net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities of the Portfolio (Fund) contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (the Portfolios (Funds) have no current intention to engage in short selling);

(v)   invest for the purpose of exercising control or management;

(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio (Fund)
     (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(vii) invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Portfolio's (Fund's) Board of Trustees);

(viii)invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

(ix) no more than 5% of the Portfolio's (Fund's) total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

(x) with respect to 75% of the Portfolio's (Fund's) total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (Fund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(xi) if the Portfolio (Fund) is a "diversified" fund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer;

(xii) invest in securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or partner of the Adviser, if after the purchase of the securities of such issuer for the Portfolio (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(xiii)invest in warrants (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's (Fund's) net assets or if, as a result, more than 2% of the Portfolio's (Fund's) net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws;

(xiv) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the Investment Practices of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

 (xv) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Rules of Fair Practice of the NASD and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing each Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the Adviser, it is the opinion of the management of the Portfolios that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolios. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolios.

In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for a Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal years ended December 31, 1997, 1996, and 1995, Equity 500 Index Portfolio paid brokerage commissions in the amount of $341,058, $289,791, and $172,924, respectively.

For the fiscal year ended December 31, 1997 and for the period from July 10, 1996 (commencement of operations) to December 31, 1996, the Small Cap Index Portfolio, paid brokerage commissions in the amount of $64,041 and $55,569, respectively.

For the fiscal year ended December 31, 1997 and for the period from January 24, 1996 (commencement of operations) to December 31, 1996, the EAFE Equity Index Portfolio, paid brokerage commissions in the amount of $33,474 and $66,791, respectively.

For the period from June 30, 1997 (commencement of operations) to December 31, 1997, the U.S. Bond Index Portfolio did not pay any brokerage commissions.

PERFORMANCE INFORMATION

STANDARD PERFORMANCE INFORMATION

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

      YIELD: Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

      Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

      TOTAL RETURN: A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

      PERFORMANCE RESULTS: Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

COMPARISON OF FUND PERFORMANCE

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line, a biweekly publication that reports on the largest 15,000 mutual funds.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not available are valued by Bankers Trust pursuant to procedures adopted by each Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation.
According to FRR 1 such factors would include consideration of the:

            type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Portfolio purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

The Trust, on behalf of each Fund, and each Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, and each Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

Each Portfolio has agreed to make a redemption in kind to the corresponding Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the fund, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

TRADING IN FOREIGN SECURITIES

With respect to the EAFE(R) Equity Index Fund, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

MANAGEMENT OF THE TRUSTS AND THE PORTFOLIOS

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds or Portfolios they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolios and review the Funds' performance.

The Trustees and officers of the Trusts and Portfolios their birthdates, their principal occupations during the past five years, and addresses are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.

TRUSTEES OF THE BT ADVISOR FUNDS

     MARTIN J. GRUBER (birthdate: July 15, 1937) -- Trustee; Chairman of the Finance Department and Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964). His address is 229 S. Irving Street, Ridgewood, New Jersey 07450.

     RICHARD J. HERRING (birthdate: February 18, 1946) -- Trustee; Vice Dean and Director, Wharton Undergraduate Division, Professor, Finance Department, The Wharton School, university of Pennsylvania. His address is 3255 Roberts Road, Bryn Mawr, Pennsylvania 19010.

     BRUCE E. LANGTON (birthdate: May 10, 1931) -- Trustee; Retired; Director, Adela Investment Co. and University Patents, Inc.; formerly Assistant Treasurer of IBM Corporation (until 1986). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

HARRY VAN BENSCHOTEN (birthdate: February 18, 1928) -- Trustee; Retired (since
1987); Corporate Vice President, Newmont Mining Corporation (prior to 1987); Director, Canada Life Insurance Company of New York and Competitive Technologies, Inc., a public company listed on the American Stock Exchange. His address is 6581 Ridgewood Drive, Naples, Florida 33963.

TRUSTEES OF BT PYRAMID MUTUAL FUNDS

     MARTIN J. GRUBER (birthdate: July 15, 1937) -- Trustee; Chairman of the Finance Department and Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964). His address is 229 S. Irving Street, Ridgewood, New Jersey 07450.

     KELVIN J. LANCASTER (birthdate: December 12, 1924) -- Trustee; Professor, Department of Economics, Columbia University. His address is 35 Claremont Avenue, New York, New York 10027.

HARRY VAN BENSCHOTEN (birthdate: February 18, 1928) -- Trustee; retired (since
1987); Corporate Vice President, Newmont Mining Corporation (prior to 1987); Director, Canada Life Insurance Company of New York and Competitive Technologies, Inc., a public company listed on the American Stock Exchange. His address is 6581 Ridgewood Drive, Naples, Florida 33963.

TRUSTEES OF THE PORTFOLIOS

CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group, Coutts (U.S.A.) International; Coutts Trust Ltd.; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

OFFICERS OF THE TRUSTS AND PORTFOLIOS

Unless otherwise specified, each officer listed below holds the same position with each Trust and each Portfolio.

RONALD M. PETNUCH -- (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President; Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").

     CHARLES L. DAVIS, JR. -- (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

     JAY S. NEUMAN -- (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.

     Messrs. Petnuch, Davis and Neuman also hold similar positions for other investment companies for which Edgewood or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trusts or the Portfolios. No director, officer or employee of Edgewood or any of its affiliates will receive any compensation from the Trusts or the Portfolios for serving as an officer or Trustee of the Trusts or the Portfolios.

Bankers Trust reimbursed the BT Investment Equity 500 Index Fund and Equity 500 Index Portfolio for a portion of its their Trustees fees for the period above. See "Investment Adviser" and "Administrator" below.

As of April 1, 1998 the Trustees and officers of the Trusts and the Portfolios owned in the aggregate less than 1% of the shares of any Fund or Trust (all series taken together).

TRUSTEE COMPENSATION TABLE

                AGGREGATE    AGGREGATE         AGGREGATE      TOTAL COMPENSATION
NAME OF PERSON, COMPENSATION COMPENSATION FROM COMPENSATION   FROM FUND COMPLEX
POSITION        FROM TRUST*  PYRAMID TRUST**   FROM PORTFOLIOS+
                                                             PAID TO TRUSTEES++

Martin J. Gruber,
Trustee of the Trust
and Pyramid Trust   $13,125         $13,125                 N/A         $27,500
Harry Van Benschoten,
Trustee of the Trust
and Pyramid Trust   $13,125         $13,125                 N/A         $27,500
Bruce E. Langton
Trustee of the Trust    $13,125           N/A               N/A         $27,500
Kelvin J. Lancaster
Trustee of the
Pyramid Trust           N/A        $13,125                  N/A      $27,500
Richard J. Herring
Trustee of the Trust    $13,125           N/A               N/A         $27,500
Charles P. Biggar,
Trustee of Portfolios   N/A               N/A               $8,327      $27,500
S. Leland Dill,
Trustee of Portfolios   N/A               N/A               $8,327      $27,500
Philip Saunders, Jr.,
Trustee of Portfolios   N/A               N/A               $8,327      $27,500

* The aggregate compensation is provided for the BT Advisor Funds which is comprised of 4 funds. Information is furnished for the Trust's fiscal year ended December 31, 1997.

** The aggregate compensation is provided for the BT Pyramid Mutual Funds which is comprised of 6 funds. Information is furnished for the Trust's fiscal year ended December 31, 1997.

+ The aggregate compensation is provided for the Equity 500 Index Portfolio and BT Investment Portfolios. Information is furnished for the Trust's most recent fiscal year ended December 31, 1997.

++ Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation is provided for the calendar year ended December 31, 1997.

As of April 1, 1998, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Bankers Trust Company as custodian for 401(k) Westinghouse Personal Investment, Jersey City, NJ, owned approximately 1,919,811 Shares (36.95%); Bankers Trust Company as trustee for Northrop Grumman Essd Savings, Jersey City, NJ, owned approximately 533,460 Shares (10.27%); Bankers Trust Company as custodian for Collins & Aikman Corp. 401(k), Jersey City, NJ, owned approximately 352,808 Shares (6.79%); Bankers Trust Company as custodian for 401(k) Framatome Technologies, Nashville, TN, owned approximately 340,181 Shares (6.55%); and Bankers Trust Company, custodian for Matsushita Electric Corp. of America, Jersey City, NJ, owned approximately 286,894 Shares (5.52%).

As of April 1, 1998, the following shareholders of record owned 5% or more of the outstanding Advisor Class Shares of the Small Cap Index Fund: Bankers Trust Company as trustee for Phillips Exeter Academy, Jersey City, NJ, owned approximately 23,657 Shares (23.97%); Southwest Securities Inc. for the benefit of KLM Properties Ltd., Dallas, TX, owned approximately 11,431 Shares (11.58%); Bankers Trust Company as custodian for Gerard Sarnat, Portola Valley, CA, owned approximately 6,311 Shares (6.39%); and Zachary Smith, San Francisco, CA, owned approximately 5,394 Shares (5.46%).

As of April 1, 1998, the following shareholders of record owned 5% or more of the outstanding Advisor Class Shares of the EAFE Equity Index Fund: Linsco for the exclusive benefit of customers of LPL, San Diego, CA, owned approximately, 95,879 Shares (25.33%); Charles Schwab, San Francisco, CA, owned approximately 68,727 Shares (18.16%); and Bankers Trust Company as trustee for Phillips Exeter Academy, Jersey City, NJ, owned approximately 56,952 Shares (15.05%).

     As of April 1, 1998, there were no shareholders of record who owned 5% or more of the outstanding Advisor Class Shares of the U.S. Bond Index Fund.

INVESTMENT ADVISER

Under the terms of each Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with each Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage each Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for each Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of each Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under each Advisory Agreement. The Trust and each Portfolio bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, Edgewood or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $2,430,147, $1,505,963, and $770,530, and $428,346, respectively, as compensation for investment advisory services provided to the Equity 500 Index Portfolio. During the same periods, Bankers Trust reimbursed $1,739,490, $870,024, and $418,814, respectively, to the Portfolio to cover expenses.

For the fiscal year ended December 31, 1997, and for the period from July 1, 1996 (commencement of operations) to December 31, 1996, Bankers Trust earned $123,632 and $34,759, respectively, for investment advisory services provided to the Small Cap Index Portfolio. During the same periods, Bankers Trust reimbursed $107,835 and $26,968, respectively, to the Portfolio to cover expenses.

For the fiscal year ended December 31, 1997 and for the period from January 24, 1996 (commencement of operations) to December 31, 1996, Bankers Trust earned $113,810 and $68,584, respectively, for investment advisory services provided to the EAFE Equity Index Portfolio. During the same periods, Bankers Trust reimbursed $28,070 and $30,591, respectively, to the Portfolio to cover expenses.

For the period from June 30, 1997 (commencement of operations) to December 31, 1997, Bankers Trust earned $33,131 for investment advisory services provided to U.S. Bond Index Portfolio. During the same period, Bankers Trust reimbursed $39,527 to the Portfolio to cover expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolios, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolios that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolios, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

The prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees. Such waivers by Bankers Trust shall stay in effect for at least 12 months.

ADMINISTRATOR

Under the Administration and Services Agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trusts and the Portfolios reasonably deem necessary for the proper administration of the Trusts or the Portfolios. Bankers Trust will: generally assist in all aspects of each class of shares of each Funds' and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), FSC performs such sub-administration duties for the Trusts and the Portfolios as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $1,666,151, $1,049,314, and $686,078, respectively as compensation for administrative and other services provided to BT Investment Equity 500 Index Fund. During the same periods, Bankers Trust reimbursed $774,879, $595,135, and $412,383, respectively, to BT Investment Equity 500 Index Fund to cover expenses.

For the fiscal year ended December 31, 1997 and for the period from August 8, 1996 (commencement of operations) to December 31, 1996, Bankers Trust earned $1,610 and $26, respectively, as compensation for administrative and other services provided to Small Cap Index Fund Advisor Class Shares. During the same periods, Bankers Trust reimbursed $2,551 and $2,322, respectively to Small Cap Index Fund Advisor Class Shares to cover expenses.

For the fiscal year ended December 31, 1997 and for the period from June 21, 1996 (commencement of operations to December 31, 1996, Bankers Trust earned $5,745 and $528, respectively, as compensation for administrative and other services provided to EAFE Equity Index Fund Advisor Class Shares. During the same periods, Bankers Trust reimbursed $5,151 and $2,792, respectively, to EAFE Equity Index Fund Advisor Class Shares to cover expenses.

For the fiscal year ended December 31, 1997 and for the period from July 10, 1996 (commencement of operations) to December 31, 1996, Bankers Trust earned $41,211 and $11,586, respectively, as compensation for administrative and other services provided to the Small Cap Index Portfolio.

For the fiscal year ended December 31, 1997 and for the period from January 24, 1996 (commencement of operations) to December 31, 1996, Bankers Trust earned $45,524 and $27,433, respectively, as compensation for administrative and other services provided to the EAFE Equity Index Portfolio.

For the years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $1,215,073, $752,981, and $385,265, respectively, as compensation for administrative and other services provided to the Equity 500 Index Portfolio.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over a Fund or Class, Bankers Trust will reimburse that Fund for the excess expense to the extent required by state law. As of the date of this SAI, the most restrictive annual expense limitation applicable to any Fund or Class is 2.50% of the Fund's or Class' first $30 million of average annual net assets, 2.00% of the next $70 million of average annual net assets and 1.50% of the remaining average annual net assets.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust, 130 Liberty Street, (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trusts and for the Portfolios pursuant to the administration and services agreements. As Custodian, it holds the Funds' and each Portfolio's assets. Bankers Trust also serves as transfer agent of the Trusts and of each Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trusts, Bankers Trust maintains the shareholder account records for each Class of shares of each Fund, handles certain communications between shareholders and the Trusts and causes to be distributed any dividends and distributions payable by the Trusts. Bankers Trust may be reimbursed by the Funds or the Portfolios for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

USE OF NAME

The Trusts and Bankers Trust have agreed that each Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolios. The Trusts have acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

Each Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for each Trust, but there would be no other material effect on the Trusts, their shareholders or activities.

BANKING REGULATORY MATTERS

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the Advisory Agreements and other activities for the Funds and the Portfolios described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trusts and the Portfolios. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serves as Counsel to the Trusts and each Portfolio. Coopers & Lybrand L.L.P., 1100 Main Street, Suite 900, Kansas City, Missouri 64105 acts as Independent Accountants of the Trusts and each Portfolio.

ORGANIZATION OF THE TRUSTS

Shares of each Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of each Trust. However, each Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the respective Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or a Trustee. The Declaration of Trust provides for indemnification from each Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of each Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which each Trust itself would be unable to meet its obligations, a possibility that a Trust believes is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the respective Trust. The Trustees intend to conduct the operations of each Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of that Trust.

TAXATION

TAXATION OF THE FUNDS

The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a Federal income tax liability.

DISTRIBUTIONS

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. Federal tax status of distributions. Shareholders should consult their own tax adviser concerning the application of federal, state and local taxes to the distributions they receive from the Fund.

TAXATION OF THE PORTFOLIOS

The Portfolios are not subject to the Federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

BACKUP WITHHOLDING

A Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

FOREIGN SHAREHOLDERS

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER TAXATION

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Each Portfolio is organized as a New York trust. Each Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

FOREIGN WITHHOLDING TAXES

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

FINANCIAL STATEMENTS

The financial statements for the Funds and the Portfolios for the period ended December 31, 1997, are incorporated herein by reference to the Funds' Annual Reports dated December 31, 1997. A copy of a Fund's Annual Report may be obtained without charge by contacting the Fund.

APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

I






            INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR
                             BANKERS TRUST COMPANY

                                  DISTRIBUTOR
                            EDGEWOOD SERVICES, INC.

                         CUSTODIAN AND TRANSFER AGENT
                             BANKERS TRUST COMPANY

                            INDEPENDENT ACCOUNTANTS
                           COOPERS & LYBRAND L.L.P.

                                    COUNSEL
                           WILLKIE FARR & GALLAGHER


                             --------------------

      No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
                             --------------------


Cusips:
05576L866
000000000
05576L858
05576L841
055847107

BT0466I(4/98)









(BULLET)                        BT ADVISOR FUNDS                        (BULLET)

--------------------------------------------------------------------------------
                              U.S. BOND INDEX FUND
                           INSTITUTIONAL CLASS SHARES

                                   PROSPECTUS
--------------------------------------------------------------------------------
                                 APRIL 30, 1998


BT Advisor Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of several funds. The U.S. Bond Index Fund (the "Fund") is a separate series of the Trust and offers two classes of shares. The shares offered by this prospectus are the Institutional Class Shares (the "Shares"). The Fund seeks to replicate as closely as possible the performance of the Lehman Brothers Aggregate Bond Index before the deduction of the expenses allocable to the Shares of the Fund and the U.S. Bond Index Portfolio (the "Expenses"). There is no assurance, however, that the Fund will achieve its stated objective.

Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.


A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Fund's Service Agent at 1-800-368-4031. The SAI, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



UNLIKE OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE U.S. BOND INDEX PORTFOLIO (THE "PORTFOLIO") WHICH IS A SEPARATE INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" HEREIN.



BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVISER") OF THE PORTFOLIO. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            EDGEWOOD SERVICES, INC.
   5800 Corporate Drive (Bullet) Pittsburgh, Pennsylvania (Bullet) 15237-5829

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
--------------------------------------------------------------------------------


The Fund.......................................................................3



Who May Invest.................................................................3



Summary of Fund Expenses.......................................................4



Financial Highlights...........................................................6



Investment Objective and Policies..............................................7



Risk Factors and Certain Securities and Investment Practices...................9



Net Asset Value...............................................................11



Purchase and Redemption of Shares.............................................11



Dividends, Distributions and Taxes............................................14



Performance Information and Reports...........................................16



Management of the Trust and Portfolio.........................................16



Additional Information........................................................19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------


The U.S. Bond Index Fund seeks to replicate as closely as possible (before deduction of expenses) the investment performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index" or the "Index"), a broad market-weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities. The Fund will be invested primarily in fixed income securities of the U.S. government or any agency thereof, publicly issued fixed rate domestic debt of industrial, financial, and utility corporations, and U.S. dollar denominated fixed income securities of foreign and supranational entities issued publicly in the United States. The Fund will also invest in mortgage pass-through securities issued by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal National Mortgage Association ("FNMA").


The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio.

--------------------------------------------------------------------------------

WHO MAY INVEST

--------------------------------------------------------------------------------


Shares of the Fund are offered through this Prospectus primarily to institutional investors. The Shares are generally available to investors who invest at least $5 million in the Fund.



The Portfolio represents all major sectors of the investment grade fixed-income securities markets. The Fund may be a suitable investment vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors. The Fund is also suitable for those investors with common stock holdings who are seeking a complementary fixed-income investment to create a more balanced asset mix.



The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Shares, they may be worth more or less than what they paid for them.

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

Annual operating expenses are paid out of the assets of the Portfolio and the Fund. The Portfolio pays an investment advisory fee and an administrative services fee to Bankers Trust. The Fund incurs expenses such as maintaining shareholder records and furnishing shareholder statements. The Fund must provide financial reports.

The following table provides: (i) a summary of expenses relating to purchases and sales of the Shares of the Fund and the annual operating expenses of the Fund and expenses of the Portfolio, in the aggregate, as a percentage of average daily net assets of the Fund; and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE TRUST BELIEVE THAT THE EXPENSES OF THE FUND AND EXPENSES OF THE PORTFOLIO, IN THE AGGREGATE, WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge on Purchases
(as a percentage of offering price)..........................................................................    None
Maximum Sales Charge on Reinvested Distributions.............................................................    None
Redemption Fee...............................................................................................    None
Exchange Fee.................................................................................................    None


Shareholder transaction expenses are charges paid when investors buy, sell, exchange, or hold Shares of the Fund. See "Purchase and Redemption of Shares" for an explanation of how and when these charges apply.


--------------------------------------------------------------------------------


ANNUAL OPERATING EXPENSES
(as a percentage of daily net assets of the Fund)

Investment advisory fee (after reimbursements or waiver)...................................................        0.03%
12b-1 Fees.................................................................................................     None
Other expenses (after reimbursements or waivers)...........................................................        0.12%
                                                                                                                   ----
Total operating expenses (after reimbursements or waivers).................................................        0.15%
                                                                                                                   ----
EXAMPLE:                                                                    1 Year     3 Years     5 Years     10 Years
                                                                            -------    --------    --------    --------
Aninvestor would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption
  at the end of each time period:........................................     $2          $5          $8         $19


--------------------------------------------------------------------------------


The expense table and the example above show the estimated costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee with respect to the Portfolio. Without such waiver, the Portfolio's investment advisory fee would be equal to 0.15%. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.15% of the Fund's Institutional Class Shares average net assets annually. In the absence of this undertaking for the fiscal year ending December 31, 1997, the total operating expenses would have been approximately 0.86% of the Fund's Institutional Class Shares average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.



The Fund is distributed by Edgewood Services, Inc. ("Edgewood," or the "Distributor") to customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.


CURRENTLY, THE FUND HAS ISSUED TWO CLASSES OF SHARES EACH OFFERED IN A SEPARATE PROSPECTUS. BECAUSE THE EXPENSES VARY BETWEEN THE CLASSES, PERFORMANCE WILL VARY WITH RESPECT TO EACH CLASS. ADDITIONAL INFORMATION CONCERNING THE FUND'S OTHER CLASS OF SHARES IS AVAILABLE FROM BANKERS TRUST, AS ADMINISTRATOR, AT 1-800-368-4031.


For more information about the Fund's and the Portfolio's expenses see "Management of the Trust and Portfolio" herein.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table shows the selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data of the U.S. Bond Index Fund for the period indicated. The U.S. Bond Index Fund's Annual Report has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference.


--------------------------------------------------------------------------------

                                                                           INSTITUTIONAL CLASS SHARES     ADVISOR CLASS SHARES
                                                                           --------------------------    ----------------------
                                                                                 FOR THE PERIOD              FOR THE PERIOD
                                                                             JUNE 30, 1997* THROUGH      JUNE 30, 1997* THROUGH
                                                                               DECEMBER 31, 1997           DECEMBER 31, 1997

-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period....................................             $10.00                      $10.00
                                                                                     ------                      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.................................................               0.33                        0.32
  Net Realized and Unrealized Gain on Investment Transactions...........               0.32                        0.29
                                                                                     ------                      ------
Total from Investment Operations........................................               0.65                        0.61
                                                                                     ------                      ------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income.................................................              (0.32)                      (0.31)
  Net Realized Gain from Investment Transactions........................              (0.04)                      (0.04)
                                                                                     ------                      ------
TOTAL DISTRIBUTIONS.....................................................              (0.36)                      (0.35)
                                                                                     ------                      ------
NET ASSET VALUE, END OF PERIOD..........................................             $10.29                      $10.26
                                                                                     ------                      ------
                                                                                     ------                      ------
TOTAL INVESTMENT RETURN.................................................               6.52%                       6.15%
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted)..............................             $8,119                      $  242
  Ratios to Average Net Assets:
    Net Investment Income...............................................               6.32%**                     6.31%**
    Expenses, including expenses of the U.S. Bond Index Portfolio.......               0.15%**                     0.35%**
    Decrease Reflected in Above Expense Ratio Due to Absorption of
      Expenses by Bankers Trust.........................................               0.71%**                    14.53%**


--------------------------------------------------------------------------------

 * Commencement of operations.


** Annualized.



Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 1997, which can be obtained free of charge.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

--------------------------------------------------------------------------------


The Fund seeks to replicate as closely as possible (before deduction of expenses) the investment performance of the Lehman Brothers Aggregate Bond Index.


The Trust seeks to achieve the investment objective of the Fund by investing all of its Assets in the Portfolio, which has the same investment objective as the Fund.


The Trust is intended to be a long-term investment vehicle and is not designated to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all the Trust's shareholders. In order to minimize such costs, the Trust has adopted the following policies. The Trust reserves the right to reject any purchase request (including exchange purchases from other BT Advisor Funds) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Trust has adopted exchange privilege limitations as described in the section "Exchange Limitations" herein. Finally, the Trust reserves the right to suspend the offering of its shares.


Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the Fund's SAI. There can be no assurance that the investment objective of either the Fund or the Portfolio will be achieved.


U.S. BOND INDEX PORTFOLIO



The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to replicate the investment performance of the index through statistical procedures.


The Portfolio seeks to replicate as closely as possible (before deduction of Expenses) the investment performance of the Aggregate Bond Index, a broad market weighted index which encompasses four major classes of investment grade fixed-income securities in the United States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year.


The value of the Portfolio's investments varies based on many factors. The value of bonds fluctuates based on changes in domestic or foreign interest rates, the credit quality of the issuer, market conditions, and other economic and political news. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.



When investors sell their Shares, they may be worth more or less than what they paid for them. See "Risk Factors and Certain Securities and Investment Practices" herein for more information.


As of December 31, 1997, the major classes of fixed-income securities represented the following proportions of the Index's total market value.
----------------------------------------------------------

                                                AGGREGATE
                                                BOND INDEX
----------------------------------------------------------
U.S. Treasury and agency securities                  49%
Mortgage-backed securities                           30%
Corporate bonds                                      16%
International (dollar-denominated) bonds              4%
Asset Backed Securities                               1%
Dollar-weighted average maturity (Years)            8.8
----------------------------------------------------------


The U.S. Bond Index Portfolio will be unable to hold all of the individual issues which comprise the Index because of the large number of securities involved. Instead, the Portfolio will hold a representative sample of the securities in the Index, selecting one or two issues to represent entire "classes" or types of securities in the Index. The Portfolio will be constructed so as to match as closely as possible the composition of the Index by investing in fixed-income securities approximating their relative proportion of the Index's total market value.

At the broadest level, the U.S. Bond Index Portfolio will seek to hold securities and other investments which reflect the weighting of the major asset classes in the Index. These classes include U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. For example, if U.S. Treasury and agency securities represent approximately 51% of the Index's interest rate risk, then approximately 51% of the Portfolio's interest

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
rate risk will come from such securities and other investments. Similarly, if corporate bonds represent 20% of the interest rate risk of the Index, then they will represent approximately 20% of the interest rate risk of the Portfolio. Such a sampling technique is expected to be an effective means of substantially replicating the income and capital returns provided by the Index before deduction of Fund and Portfolio expenses.


The Portfolio may, from time to time, substitute one type of investment grade bond for another. For instance, a Portfolio may hold more short-term corporate bonds (and, in turn, hold fewer short U.S. Treasury bonds) than represented in the Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. Overall, credit risk is expected to be very low for the Portfolio.



Fixed-income securities will be primarily of investment grade quality -- i.e., those rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB-by Standard & Poor's ("S&P"). Securities rated Baa or BBB possess some speculative characteristics.


The Portfolio may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. government and in U.S. government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. government ("U.S. Government Securities"). Such "agency" securities may not be backed by the "full faith and credit" of the U.S. government. Such U.S. government agencies may include the Farm Credit Banks, the Resolution Trust Corporation and the GNMA. Even though they all carry top (AAA) credit ratings, "agency" obligations are not explicitly guaranteed by the U.S. government and so are perceived as somewhat riskier than comparable Treasury bonds.

As a mutual fund investing primarily in fixed-income securities, the Portfolio is subject to interest rate, income, call and credit risks. Since the Portfolio also invests in mortgage-backed securities, it is also subject to prepayment risk. See "Risk Factors and Certain Securities and Investment Practices."

For more information about the historical performance of the Aggregate Bond Index, see the SAI.


ADDITIONAL INVESTMENT LIMITATIONS


Over time, the correlation between the performance of the Fund and the Index is expected to be 0.95 or higher before deduction of Expenses of the Fund and expenses of the Portfolio. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to track its Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund or the Portfolio, changes in either the composition of the Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. In the unlikely event that a high correlation is not achieved, the Trust's Board of Trustees will consider alternatives. Because the Portfolio seeks to track the Index, Bankers Trust will not attempt to judge the merits of any particular stock as an investment.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of its Index.

As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Portfolio which may not be changed without investor approval. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits maturing in more than seven days). Additional investment policies of the Portfolio are contained in the SAI.

The Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the Index. Securities index futures contracts and related options, warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the underlying Index while retaining a cash balance for fund management purposes, to facilitate trading, or to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant, convertible security or swap agreement is priced more attractively than the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
underlying equity security or Index. These instruments may be considered derivatives. See "Risk Factors and Certain Securities and Investment Practices" herein.

The use of derivatives for non-hedging purposes may be considered speculative. While each of these securities can be used as leveraged investments, the Portfolio may not use them to leverage its net assets. The Portfolio will not invest in such instruments as part of a temporary defensive strategy (such as altering the aggregate maturity of the Portfolio) to protect the Portfolio against potential market declines.

The Portfolio may lend its investment securities and purchase securities on a when-issued and a delayed delivery basis. The Portfolio may also invest in mortgage-related and other asset-backed securities. See "Risk Factors and Certain Securities and Investment Practices" herein and in the SAI for more information about the investment practices of the Portfolio.

--------------------------------------------------------------------------------
RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------

The following pages contain more detailed information about types of instruments in which the Portfolio may invest and strategies Bankers Trust may employ in pursuit of the Portfolio's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well.

Bankers Trust may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its goal. Holdings and recent investment strategies are described in the financial reports of the Fund and the Portfolio, which are sent to Fund shareholders twice a year. For a free SAI or financial report, call your Service Agent or Bankers Trust.

FIXED INCOME SECURITY RISK

Investors in the Fund are exposed to four types of risk from fixed income securities: (1) Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates; (2) Income risk is the potential for a decline in a Portfolio's income due to falling market interest rates; (3) Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio; and (4) Prepayment risk or call risk is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates.


SPECIAL INFORMATION CONCERNING
MASTER-FEEDER FUND STRUCTURE



Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust, as the Administrator, at 1-800-368-4031.



The master-feeder fund structure is relatively complex, so shareholders should carefully consider this investment approach.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's Assets in accordance with the investment policies described herein with respect to the corresponding Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio. See "Risk Factors and Certain Securities and Investment Practices" in the SAI for a description of the fundamental policies of the Portfolio that cannot be changed without approval by "the vote of a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio.

For descriptions of the investment objective, policies and restrictions of the Portfolio, see "The Fund in Detail" herein and "Risk Factors and Certain Securities and Investment Practices" herein and in the SAI. For descriptions of the management and expenses of the Trust and the Portfolio, see "Management of the Trust and Portfolio" herein and in the SAI.

PORTFOLIO TURNOVER


The frequency of Portfolio transactions -- the Portfolio's portfolio turnover rate -- will vary from year to year depending on market conditions and the Portfolio's cash flows. The Portfolio's annual portfolio turnover rate is not expected to exceed 100%. The portfolio turnover rate for the Portfolio for the period from June 30, 1997 (commencement of operations) to December 31, 1997, was 79%.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund is open for business each day the New York Stock Exchange, Inc. (the "NYSE") is open (a "Valuation Day"). The Fund's NAV is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time ("Valuation Time").

The Fund's NAV per share is the value of a single Share. The NAV per share of the Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, allocable to the Institutional Class Shares by the total number of its Shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by Bankers Trust pursuant to procedures adopted by the Portfolio's Board of Trustees. These procedures require Bankers Trust to value such a security at the same value as an equivalent security which is readily marketable and, in making such comparisons, to consider all relevant factors under applicable guidelines of the SEC.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES


The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. See "Net Asset Value" herein. Shares of the Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).



Purchase orders for shares of the Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.



Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of Federal funds.


Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy shares of each class to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                                                    $5 MILLION


TO ADD TO AN ACCOUNT                                                    $100,000


MINIMUM BALANCE                                                       $1 MILLION


The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums. Shares of the Fund may be offered to employees of Bankers Trust and their spouses and minor children without regard to the minimum initial investment requirements.

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IF YOU ARE NEW TO BT ADVISOR FUNDS, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-368-4031.

  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

IF YOU ALREADY HAVE MONEY INVESTED IN A FUND IN THE BT FAMILY OF FUNDS, you can:
(Bullet) Mail an account application with a check, (Bullet) Wire money into your account, (Bullet) Open an account by exchanging from another fund in the BT Family of
         Funds, or
(Bullet) Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional for more information and a retirement account application.

ADDITIONAL INFORMATION ABOUT BUYING SHARES


                         TO OPEN AN ACCOUNT                             TO ADD TO AN ACCOUNT

BY                       WIRE Call the BT Service Center at Call your Investment
                         Professional or wire 1-800-368-4031 to receive wire
                         instructions additional investment to:
                         for account establishment.
                                                                        ROUTING NO.: 021001033
                                                                        ATTN: Bankers Trust/IFTC Deposit
                                                                        DDA NO.: 00-226-296
                                                                        FBO: (Account name)
                                                                        (Account number)
                                                                        CREDIT: U.S. Bond Index Fund -- 511

                                                                        Specify
                                                                        the
                                                                        complete
                                                                        name of
                                                                        the Fund
                                                                        of your
                                                                        choice,
                                                                        and
                                                                        include
                                                                        your
                                                                        account
                                                                        number
                                                                        and your
                                                                        name.

BY PHONE                 Contact your Service Agent, Investment         Contact your Service Agent, Investment
                         Professional, or call BT's Service Center at   Professional, or call BT's Service Center at
                         1-800-368-4031. If you are an existing         1-800-368-4031. If you are an existing
                         shareholder, you may exchange from another BT  shareholder, you may exchange from another BT
                         account with the same registration,            account with the same registration,
                         including, name, address, and taxpayer ID      including, name, address, and taxpayer ID
                         number.                                        number.

BY MAIL                  Complete and sign the account application.     Make your check payable to the complete name
                         Make your check payable to the complete name   of the Fund of your choice. Indicate your
                         of the Fund of your choice. Mail to the        Fund account number on your check and mail to
                         appropriate address indicated on the           the address printed on your account
                         application.                                   statement.


HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.


Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" herein for minimum balance amounts.


TO SELL SHARES IN A RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-368-4031.

TO SELL SHARES BY BANK WIRE you will need to sign up for these services in advance when completing your account application.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply: (Bullet) Your account registration has changed within the last 30 days, (Bullet) The check is being mailed to a different address than the one on your account (record address),
(Bullet) The check is being made payable to someone other than the account owner,
(Bullet) The redemption proceeds are being transferred to a BT account with a different registration, or
(Bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY WIRE - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-368-4031. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.


IN WRITING - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:


  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

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--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE


Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "How to Buy Shares" and "How to Sell Shares" herein. Before making an exchange, please note the following:


(Bullet) Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

(Bullet) Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

(Bullet) Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

(Bullet) Because excessive trading can hurt Fund performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.

(Bullet) The Fund reserves the right to refuse exchange purchases by any person or group if, in Bankers Trust's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.


(Bullet) Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund.


INFORMATION SERVICES

Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following: (Bullet) Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration) (Bullet) Account statements (monthly)
(Bullet) Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-368-4031 if you need additional copies of financial reports.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS, AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS. The Fund distributes substantially all of its net income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Any net capital gains are distributed annually.



The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code, the Fund will not pay any Federal income or excise taxes. Dividends paid by the Fund from its taxable net investment income and distribution by the Fund of its net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Funds dividends and distributions will not qualify for the dividends-received deduction for corporations.



DISTRIBUTION OPTIONS. When you open an account, specify on your account application how you want to receive distributions. The Trust offers four options:


1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional Shares of the Fund. If you do not indicate a choice on your application you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Shares of the Fund, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. AUTOMATIC DIVIDENDS PROGRAM. Your dividend and capital gain distributions be automatically invested in Shares of another fund in the BT Family of Funds as long as the minimums for that account are met.

If you select distribution option 2 or 3 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks will be reinvested in your account at the current NAV and your election may be converted to the Reinvestment Option. You may change distribution option at anytime by notifying the Transfer Agent in writing.


FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash. If distributions from a retirement account for any taxable year following the year in which the participant reaches age 70 1/2 are less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the Internal Revenue Service (the "IRS"). The administrator, trustee or custodian of such a retirement account will be responsible for reporting distributions from such accounts to the IRS.


When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Distribution checks will be mailed within seven days, or longer for a December ex-dividend date.


TAXES. As with any investment, you should consider how an investment in the Fund could affect you. Below are some of the Fund's tax implications. If your account is not a tax-deferred retirement account beware of these tax implications.


TAXES ON DISTRIBUTIONS. Distributions from the Fund are subject to federal income tax and may also be subject to state or local taxes. Annual Statements as to the federal tax status of distributions, and distributions that are attributable to state and local income and personal taxes, if applicable, will be mailed to shareholders shortly after the end of the year. If living outside the United States, your distributions from the Fund could also be taxed by the country in which you reside.

For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains.

Mutual fund dividends from U.S. government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.

Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

Every January, the Transfer Agent will send the IRS a statement showing the taxable distributions paid to you in the previous year.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your Shares and the price you receive when you sell them.

Whenever you sell Shares of the Fund, the Transfer Agent will send you or your Service Agent a confirmation statement showing how many Shares you sold and at what price. You also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.


"BUYING A DIVIDEND." If you buy Shares just before the Fund deducts a capital gain distribution or dividend distribution, as applicable, from its NAV, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution.


There are tax requirements that all Funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

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PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

The Portfolio's recent strategies and holdings, and the Fund's performance, is detailed twice a year in the Fund's financial reports, which are sent to Fund shareholders.

For current Fund performance or a free copy of the Fund's financial report, please contact your Service Agent or Bankers Trust.

Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by the expenses of the Fund.

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

Performance information may include comparisons of the Fund's investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the expenses of the Fund or Portfolio. In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of their fees, or reimburse certain operating expenses of the Fund or the Portfolio, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST AND PORTFOLIO
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The Trust and Portfolio are each governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolios, up to and including creating separate boards of trustees. See "Management of the Trust and the Portfolios" in the SAI for more information with respect to the Trustees and officers of the Trust and the Portfolio.

INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Funds by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as investment adviser.

BANKERS TRUST COMPANY AND ITS AFFILIATES


Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza) New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market.

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--------------------------------------------------------------------------------


As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally.


Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world-wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

The Investment Advisory Agreement provides for the Portfolio to pay Bankers Trust a fee from the Portfolio, accrued daily and paid monthly, equal on an annual basis to 0.15% of the average daily net assets of the Portfolio for its then-current fiscal year.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant Federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities law.

PORTFOLIO MANAGER

Louis R. D'Arienzo, Vice President of Bankers Trust, has been responsible for the day-to-day management of the U.S. Bond Index Portfolio since its commencement of operations. Mr. D'Arienzo has been employed by Bankers Trust since 1981 and has twelve years trading and investment experience in fixed income securities.

ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Fund. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, accrued daily and paid monthly equal on an annual basis to 0.20% of the average daily net assets of the Fund, attributable to the Shares, for its then-current fiscal year.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to 0.05% of the Portfolio's average daily net assets for its then-current fiscal year. Under the Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense.

DISTRIBUTOR


Edgewood Services, Inc. is the principal distributor for Shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.

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CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as custodian of the assets of the Trust and Portfolio and serves as the transfer agent (the "Transfer Agent") for the Trust and Portfolio under the Administration and Services Agreement with the Trust and Portfolio.


ORGANIZATION OF THE FUND AND TRUST


The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Fund is a separate diversified series of BT Advisor Funds, a Massachusetts business trust. The Fund offers two classes of Shares of beneficial interest, Institutional Class Shares and Advisor Class Shares. The Portfolio is a separate diversified series of BT Investment Portfolios, a New York master trust fund.


The Trust and BT Investment Portfolios reserve the right to add additional series in the future. The Trust also reserves the right to issue additional classes of Shares of the Fund.


The Trust or the Portfolio may hold special meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust's Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.


When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund or classes is required on any matter affecting only the Fund or class on which shareholders are entitled to vote. Shareholders of the Fund or class are not entitled to vote on Trust matters that do not affect the Fund or class, respectively, and do not require a separate vote of the Fund or class. All series of the Trust and all classes will vote together on certain matters, such as electing trustees or approving independent public auditors. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of that Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of that Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act. As of April 1, 1998, Baptist Health Systems, Inc., Birmingham, Alabama, owned approximately 60.54% of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters as presented for a vote of shareholders.


Each series of the Trust will vote separately on any matter involving the Portfolio. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. The series of BT Investment Portfolios will vote together or separately on matters in the same manner, and in the same circumstances, as do the series of the Trust. As with the Trust, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


The Declaration of Trust of BT Investment Portfolios provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. No series of BT Investment Portfolios has any preference over any other series.

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ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS. The Portfolio may invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or to serve as collateral for the obligations underlying the Portfolio's investment in securities index futures or related options or warrants. These securities include: obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states, repurchase agreements, time deposits, certificates of deposit, bankers' acceptances, commercial paper, and shares of money market funds (see "Investment Company Securities" herein).


U.S. GOVERNMENT SECURITIES. Some U.S. Government Securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.


SECURITIES LENDING. The Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously be cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, a Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates with the custodian liquid securities in an amount at least equal to these commitments.


MORTGAGE-RELATED SECURITIES. As part of its effort to replicate the investment performance of its Index, the Portfolio may invest in mortgage-backed securities. Mortgage-backed securities represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "pre-payment" risks. See "Risk Factors and Certain Securities and Investment Practices."

The Portfolio may purchase mortgage-backed securities issued by the GNMA, the FHLMC, the FNMA, and the Federal Housing Authority ("FHA"). GNMA securities are guaranteed by the U.S. government as to the timely payment of principal and interest; securities from other Government-sponsored entities are generally not secured by an explicit pledge of the U.S. government. The Portfolio may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. government. Mortgage securities that are guaranteed by the U.S. government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate.

DERIVATIVES. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio.

SECURITIES INDEX FUTURES AND RELATED OPTIONS. The Portfolio may enter into securities index futures contracts and related options provided that not more than 5% of its assets are required as a margin deposit for futures contracts or options and provided that not more than 20% of the Portfolio's assets are invested in futures and options at any time. When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into index futures or options to attempt to increase its exposure to the market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

SWAP AGREEMENTS. The Portfolio may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Portfolio's total assets. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset.

Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

WARRANTS. The Portfolio's investment in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock Exchanges). Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities which are a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream -- generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security -- a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

FURTHER RISKS ASSOCIATED WITH THE USE OF FUTURES CONTRACTS, OPTIONS, WARRANTS, CONVERTIBLE SECURITIES AND SWAP AGREEMENTS. The risk of loss associated with futures contracts in some strategies can be substantial due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Portfolio will not use

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
futures contracts, options, warrants, convertible securities and swap agreements for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements by the Portfolio are: (i) imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, options, warrants, convertible securities and swap agreements; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into stock transactions on an exchange with an active and liquid secondary market. However options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange-traded securities. Illiquid securities, in general, may not represent more than 15% of the net assets of the Portfolio.

ASSET COVERAGE. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed delivery securities, interest rate swaps and foreign currency forward futures and related options transactions are not used to achieve excessive investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities, entering into an off-setting transaction, or by segregating with the Portfolio's custodian liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

BT ADVISOR FUNDS
U.S. BOND INDEX FUND
INSTITUTIONAL CLASS SHARES



INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006



DISTRIBUTOR
EDGEWOOD SERVICES, INC.
5800 Corporate Drive
Pittsburgh, PA 15237-5829



CUSTODIAN AND TRANSFER AGENT BANKERS TRUST COMPANY 130 Liberty Street (One Bankers Trust Plaza)
New York, NY 10006


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105

COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022

 ................................................................................

No person has been authorized to give any information or to make any representations other than those contained in the Trusts' Prospectuses, the corresponding SAIs or the Trusts' official sales literature in connection with the offering of the Trust's Shares and, if given or made, such other information or representations must not be relied on as having been authorized by a Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
 ................................................................................


Cusip #05576L700
STA513300 (4/98)











(BULLET)                        BT ADVISOR FUNDS                        (BULLET)


--------------------------------------------------------------------------------
                     EAFE(REGISTER MARK) EQUITY INDEX FUND*
                           INSTITUTIONAL CLASS SHARES


                                   PROSPECTUS
--------------------------------------------------------------------------------
                                 APRIL 30, 1998



BT Advisor Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of several funds. The diversified fund listed above (the "Fund") is a separate series of the Trust and offers two classes of shares. The shares offered by this prospectus are the Institutional Class Shares (the "Shares"). The Fund seeks to replicate as closely as possible the performance of the Morgan Stanley Capital International Europe, Australia, Far East Index before the deduction of the expenses, allocable to the Shares of the Fund and the EAFE Equity Index Portfolio (the "Expenses"). There is no assurance, however, that the Fund will achieve its stated objective.


Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.


A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. You may request a free copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Fund's Service Agent at 1-800-368-4031. The SAI, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



UNLIKE OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE EAFE EQUITY INDEX PORTFOLIO (THE "PORTFOLIO") WHICH IS A SEPARATE INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" HEREIN.



BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVISER") OF THE PORTFOLIO. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

*THE EAFE(REGISTER MARK) INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY CAPITAL INTERNATIONAL IS A SERVICE OF MORGAN STANLEY AND HAS BEEN LICENSED FOR USE BY BANKERS TRUST COMPANY.


                            EDGEWOOD SERVICES, INC.
   5800 Corporate Drive (Bullet) Pittsburgh, Pennsylvania (Bullet) 15237-5829

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            PAGE

--------------------------------------------------------------------------------


The Fund...................................................................... 3



Who May Invest................................................................ 3



Summary of Fund Expenses...................................................... 4



Financial Highlights.......................................................... 6



Investment Objective and Policies............................................. 7



Risk Factors and Certain Securities and Investment Practices.................. 9



Special Information Concerning Master-Feeder Fund Structure...................10



Net Asset Value...............................................................11



Purchase and Redemption of Shares.............................................12



Dividends, Distributions and Taxes............................................16



Performance Information and Reports...........................................18



Management of the Trust and Portfolio.........................................19



Additional Information........................................................21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------


The EAFE Equity Index Fund seeks to replicate as closely as possible (before deduction of Expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index with net dividends (the "EAFE Index" or the "Index"), a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The Portfolio will be invested primarily in equity securities of business enterprises organized and domiciled outside of the United States or for which the principal trading market is outside the United States. Statistical methods will be employed to replicate the Index by buying most of the relevant Index securities. Securities purchased for the Portfolio will generally, but not necessarily, be traded on a foreign securities exchange.



The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio.


--------------------------------------------------------------------------------

WHO MAY INVEST

--------------------------------------------------------------------------------


Shares of the Fund are offered through this Prospectus primarily to institutional investors. The Shares are generally available to investors who invest at least $5 million in the Fund.



The Fund may be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in their portfolio, investors can achieve an extra level of diversification and also participate in opportunities around the world. However, there are additional risks involved with international investing. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the Portfolio invests.



The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Shares, they may be worth more or less than what they paid for them.

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

Annual operating expenses are paid out of the assets of the Portfolio and Fund. The Portfolio pays an investment advisory fee and an administrative services fee to Bankers Trust. The Fund incurs expenses such as maintaining shareholder records and furnishing shareholder statements. The Fund must provide financial reports.

The following table provides: (i) a summary of expenses relating to purchases and sales of the Shares of the Fund and the annual operating expenses of the Fund and expenses of the Portfolio, in the aggregate, as a percentage of average daily net assets of the Fund; and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE TRUST BELIEVE THAT THE EXPENSES OF THE FUND AND EXPENSES OF THE PORTFOLIO, IN THE AGGREGATE, WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge on Purchases
(as a Percentage of offering price)........................................................................    None*
Maximum Sales Charge on Reinvested Distributions...........................................................    None
Redemption Fee.............................................................................................    None*
Exchange Fee...............................................................................................    None
Shareholder transaction expenses are charges paid when investors buy, sell, exchange, or hold Shares of the Fund. See
"Purchase and Redemption of Shares" herein for an explanation of how and when these charges apply.


--------------------------------------------------------------------------------

* A transaction fee of 0.25% is deducted from purchases, redemptions and exchanges into and out of the Fund. These transaction fees are paid to the Fund and are deducted automatically from the amount invested, exchanged or redeemed. The fee applies to all redemptions and an initial investment in the Fund and all subsequent purchases (including purchases made by exchange from another BT
Fund), but not to reinvested dividend or capital gain distributions.

The purpose of the 0.25% transaction fee is to allocate transaction costs associated with purchases, redemptions and exchanges to investors making those purchases, redemptions and exchanges, thus insulating existing shareholders from those transaction costs. These costs include: (1) brokerage costs; (2) the effect of the "bid-ask" spread in international markets; and (3) taxes in some countries. Since the investors, not the Fund, bears these costs, the Fund is expected to be able to track its benchmark index more closely.

--------------------------------------------------------------------------------


ANNUAL OPERATING EXPENSES
(as a percentage of daily net assets of the Fund -- Institutional Class Shares)

Investment advisory fee (after reimbursements or waivers)....................................................        0.14%
12b-1 fees...................................................................................................        None
Other expenses (after reimbursements or waivers).............................................................        0.26%
Total operating expenses (after reimbursements or waivers)...................................................        0.40%
EXAMPLE:                                                                    1 Year      3 Years      5 Years      10 Years
                                                                            -------     --------     --------     --------
Aninvestor would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each
  time period:...........................................................     $7          $16          $25            $54


--------------------------------------------------------------------------------


The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee with respect to the Portfolio. Without such waiver, the Portfolio's investment advisory fee would be equal to 0.25%. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses would not exceed 0.40% of the Fund's Institutional Class Shares average net assets annually. In the absence of this undertaking, for the fiscal year ended December 31, 1997, the total operating expenses would have been approximately 0.73% of the Fund's Institutional Class Shares average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

The Fund is distributed by Edgewood Services, Inc. ("Edgewood," or the "Distributor") to customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.


CURRENTLY, THE FUND HAS ISSUED TWO CLASSES OF SHARES EACH OFFERED BY SEPARATE PROSPECTUS. BECAUSE THE EXPENSES VARY BETWEEN THE CLASSES, PERFORMANCE WILL VARY WITH RESPECT TO EACH CLASS. ADDITIONAL INFORMATION CONCERNING THE FUND'S OTHER CLASS OF SHARES IS AVAILABLE FROM BANKERS TRUST, AS ADMINISTRATOR, AT 1-800-368-4031.



For more information about the Fund's and Portfolio's expenses see "Management of the Trust and Portfolio" herein.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table shows the selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data of the EAFE Equity Index Fund for the periods indicated. The EAFE Equity Index Fund's Annual Report has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference.


--------------------------------------------------------------------------------

                                                    INSTITUTIONAL CLASS SHARES                     ADVISOR CLASS SHARES
                                             ----------------------------------------    ----------------------------------------
                                                                     FOR THE PERIOD                              FOR THE PERIOD
                                                                    JANUARY 24, 1996                             JUNE 21, 1996
                                                  FOR THE            (COMMENCEMENT            FOR THE            (COMMENCEMENT
                                                 YEAR ENDED        OF OPERATIONS) TO         YEAR ENDED        OF OPERATIONS) TO
                                             DECEMBER 31, 1997     DECEMBER 31, 1996     DECEMBER 31, 1997     DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period......        $  10.62              $  10.00               $10.14                $10.00
                                                   -------               -------               ------                ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income...................            0.23                  0.12                 0.05                  0.02
  Net Realized and Unrealized Gain (Loss)
    from Investments, Futures, Foreign
    Currencies and Forward Foreign
    Currency Contracts Transactions.......           (0.02)                 0.60                 0.13                  0.12
                                                   -------               -------               ------                ------
Total from Investment Operations..........            0.21                  0.72                 0.18                  0.14
                                                   -------               -------               ------                ------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income...................           (0.24)                (0.08)               (0.08)                (0.00)+
  Net Realized Gain from Investment
    Transactions..........................           (0.61)                (0.02)               (0.61)                (0.00)+
                                                   -------               -------               ------                ------
TOTAL DISTRIBUTIONS.......................           (0.85)                (0.10)               (0.69)                (0.00)+
                                                   -------               -------               ------                ------
NET ASSET VALUE, END OF PERIOD............        $   9.98              $  10.62               $ 9.63                $10.14
                                                   -------               -------               ------                ------
                                                   -------               -------               ------                ------
TOTAL INVESTMENT RETURN...................            2.11%                 7.22%                1.89%                 1.57%
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s
    omitted)..............................        $ 35,509              $ 39,667               $3,212                $  717
  Ratios to Average Net Assets:
    Net Investment Income.................            1.70%                 1.64%*               1.17%                 0.67%*
  Expenses, Including Expenses of the EAFE
    Equity Index Portfolio................            0.40%                 0.40%*               0.65%                 0.65%*
  Decrease Reflected in Above Expense
    Ratio Due to Absorption of Expenses by
    Bankers Trust.........................            0.33%                 0.48%*               0.33%                 1.70%*



* Annualized.


+ Less than $0.01.



Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 1997, which can be obtained free of charge.

INVESTMENT OBJECTIVES AND POLICIES



The Fund seeks to replicate as closely as possible the performance of the EAFE Index before the deduction of the Expenses.



The Trust seeks to achieve the investment objective of the Fund by investing all of its Assets in the corresponding Portfolio, which has the same investment objective as the Fund. There can be no assurance that the investment objective of either the Fund or the Portfolio will be achieved. The investment objective of the Fund and Portfolio is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders of the Portfolio's investors, respectively. See "Special Information Concerning Master-Feeder Fund Structure" herein.



The Trust is intended to be a long-term investment vehicle and is not designated to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all the Trust's shareholders. In order to minimize such costs, the Trust has adopted the following policies. The Trust reserves the right to reject any purchase request (including exchange purchases from other BT Advisor Funds portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Trust has adopted exchange privilege limitations as described in the section "exchange Limitations" herein. Finally, the Trust reserves the right to suspend the offering of its shares.



Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in "Risk Factors and Certain Securities and Investment Practices" herein and in the SAI.



EAFE(REGISTER MARK) EQUITY INDEX PORTFOLIO


The Portfolio seeks to replicate as closely as possible (before deduction of Expenses) the total return of the EAFE Index. The Portfolio attempts to achieve this objective by investing in a statistically selected sample of the equity securities included in the EAFE Index.


The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio, utilizes a "passive" or "indexing" investment approach and attempts to duplicate the investment performance of the EAFE Index through statistical procedures. There is no assurance that the Portfolio will achieve its investment objective.


Inclusion of a security in the EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Neither the Fund nor the Portfolio is sponsored or affiliated with Morgan Stanley.

The EAFE Index is a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom.

The Portfolio is constructed to have aggregate investment characteristics similar to those of the EAFE Index. The Portfolio invests in a statistically selected sample of the securities included in the EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected for inclusion in the Portfolio based on country of origin, market capitalization, yield, volatility and industry sector. Bankers Trust will manage the Portfolio using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the EAFE Index. From time to time, adjustments may be made in the Portfolio because of changes in the composition of the EAFE Index, but such changes should be infrequent.

This Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Fund or this Fund itself. Morgan Stanley has no obligation to take the needs of the issuer of this Fund or the owners of this Fund into consideration in determining, composing or calculating the EAFE Index. Inclusion of a security in the EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment.

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--------------------------------------------------------------------------------

Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Fund to be issued or in the determination or calculation of the equation by which this Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Fund in connection with the administration, marketing or trading of this Fund. This Fund is neither sponsored by nor affiliated with Morgan Stanley.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, MORGAN STANLEY DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN. MORGAN STANLEY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. MORGAN STANLEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

For more information about the performance of the EAFE Index see the SAI.


The value of the Portfolio's investments varies based on many factors. Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities.



Because many foreign investments are denominated in foreign currencies, changes in the value of these currencies can significantly affect the Fund's share price. General economic factors in the various world markets can also impact the value of an investor's investment. When an investor sells their Shares, they may be worth more or less than what they paid for them. See "Risk Factors and Certain Securities and Investment Practices" herein for more information.



ADDITIONAL INVESTMENT LIMITATIONS


Over time, the correlation between the performance of the Fund, before the deduction of Expenses, and the respective Index is expected to be 0.95 or higher before deduction of Expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to track the Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund or the Portfolio, changes in either the composition of the Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. In the unlikely event that a high correlation is not achieved, the Trust's Board of Trustees will consider alternatives. Because the Portfolio seeks to track the respective index, Bankers Trust will not attempt to judge the merits of any particular stock as an investment.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of its Index.

As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Portfolio which may not be changed without investor approval. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits maturing in more than seven days). Additional investment policies of the Portfolio are contained in the SAI.

The Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the Index. Securities index futures contracts and related options, warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the underlying Index while retaining a cash balance for fund management purposes, to facilitate trading, or to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant, convertible security or

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

swap agreement is priced more attractively than the underlying equity security or Index. These instruments may be considered derivatives. See "Risk Factors and Certain Securities and Investment Practices" herein.

The use of derivatives for non-hedging purposes may be considered speculative. While each of these securities can be used as leveraged investments, the Portfolio may not use them to leverage its net assets. The Portfolio will not invest in such instruments as part of a temporary defensive strategy (such as altering the aggregate maturity of the Portfolio) to protect the Portfolio against potential market declines.

The Portfolio may lend its investment securities and purchase securities on a when-issued and a delayed delivery basis. The Portfolio may engage in foreign currency forward and futures transactions for the purpose of enhancing portfolio returns or hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. See "Risk Factors and Certain Securities and Investment Practices" herein and in the SAI for more information about the investment practices of the Portfolio.

--------------------------------------------------------------------------------
RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------

The following pages contain more detailed information about types of instruments in which the Portfolio may invest and strategies Bankers Trust may employ in pursuit of the Portfolio's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well.

Bankers Trust may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its goal. Holdings and recent investment strategies are described in the financial reports of the Fund and the Portfolio, which are sent to Fund shareholders twice a year. For a free SAI or financial report, call your Service Agent or Bankers Trust.

MARKET RISK

As a mutual fund investing primarily in common stocks, this Portfolio is subject to market risk -- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

RISKS OF INVESTING IN FOREIGN SECURITIES

Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of the Portfolio's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. In order to protect against

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--------------------------------------------------------------------------------

uncertainty in the level of future foreign currency exchange rates, the Portfolio is also authorized to enter into certain foreign currency exchange transactions. Furthermore, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Finally, there may be generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.


SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE



Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust, as the Administrator, at 1-800-368-4031.



The master-feeder fund structure is relatively complex, so shareholders should carefully consider this investment approach.



Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.


The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's Assets in accordance with the investment policies described herein with respect to the corresponding Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any

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--------------------------------------------------------------------------------

change in the investment objective of the Fund or the Portfolio. See "Risk Factors and Certain Securities and Investment Practices" in the SAI for a description of the fundamental policies of Portfolio that cannot be changed without approval by "the vote of a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Portfolio.


For descriptions of the investment objective, policies and restrictions of the Portfolio, see "The Fund in Detail" herein and "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the SAI. For descriptions of the management of the Trust and the Portfolio, see "Management of the Trust and the Portfolio" herein and in the SAI. For descriptions of the expenses of the Portfolio, see "The Fund -- Expense Summary," herein and "Management of the Trust and the Portfolio" herein and in the SAI.


PORTFOLIO TURNOVER


The frequency of Portfolio transactions -- the Portfolio's portfolio turnover rate -- will vary from year to year depending on market conditions and the Portfolio's cash flows. The Portfolio's annual portfolio turnover rate is not expected to exceed 100%. The portfolio turnover rates for the Portfolio for the fiscal year ended December 31, 1997, and for the period from January 24, 1996 (commencement of operations) to December 31, 1996, were 44% and 4%, respectively.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------


The Fund is open for business each day that the NYSE and the Tokyo Stock Exchange is open (a Valuation Day). The Fund's net asset value ("NAV") is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time ("Valuation Time"). The Fund will not process orders on any day when either the NYSE or the Tokyo Stock Exchange is closed. Orders received on such days will be priced on the next day the Fund computes its NAV. As such, investors may experience a delay in purchasing or redeeming Shares of the Fund.


The Fund's NAV per share is the value of a single Share. The NAV per share of the Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, allocable to the Institutional Class Shares by the total number of its Shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by Bankers Trust pursuant to procedures adopted by the Portfolio's Board of Trustees. These procedures require Bankers Trust to value such a security at the same value as an equivalent security which is readily marketable and, in making such comparisons, to consider all relevant factors under applicable guidelines of the SEC.

Under procedures adopted by the Board, a NAV for the Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

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PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. See "Net Asset Value" herein. Shares of the Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for shares of the Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of Federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.


If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy shares of each class to the Transfer Agent before 4:00 p.m. Eastern time.


The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

MINIMUM INVESTMENTS


TO OPEN AN ACCOUNT          $5 MILLION

TO ADD TO AN ACCOUNT        $100,000

MINIMUM BALANCE             $1 MILLION



The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums. Shares of the Fund may be offered to employees of Bankers Trust and their spouses and minor children without regard to the minimum initial investment requirements.


IF YOU ARE NEW TO BT ADVISOR FUNDS, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-368-4031.

  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

IF YOU ALREADY HAVE MONEY INVESTED IN A FUND IN THE BT FAMILY OF FUNDS, you can:

(Bullet) Mail an account application with a check,

(Bullet) Wire money into your account,

(Bullet) Open an account by exchanging from another fund in the BT Family of Funds, or

(Bullet) Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional for more information and a retirement account application.

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ADDITIONAL INFORMATION ABOUT BUYING SHARES


                         TO OPEN AN ACCOUNT                             TO ADD TO AN ACCOUNT

BY WIRE Call the BT Service Center at 1-800-368-4031 Call your Investment Professional or wire to receive wire instructions for account additional investment to:
                         establishment.

                                                                        ROUTING NO.: 021001033
                                                                        ATTN: Bankers Trust/IFTC Deposit
                                                                        DDA NO.: 00-226-296
                                                                        FBO: (Account name)
                                                                        (Account number)
                                                                        CREDIT: EAFE(Register mark) Equity Index
                                                                        Fund -- 514

                                                                        Specify
                                                                        the
                                                                        complete
                                                                        name of
                                                                        the Fund
                                                                        of your
                                                                        choice,
                                                                        and
                                                                        include
                                                                        your
                                                                        account
                                                                        number
                                                                        and your
                                                                        name.

BY PHONE                 Contact your Service Agent, Investment         Contact your Service Agent, Investment
                         Professional, or call BT's Service Center at   Professional, or call BT's Service Center at
                         1-800-368-4031. If you are an existing         1-800-368-4031. If you are an existing
                         shareholder, you may exchange from another BT  shareholder, you may exchange from another BT
                         account with the same registration,            account with the same registration,
                         including, name, address, and taxpayer ID      including, name, address, and taxpayer ID
                         number                                         number

BY MAIL                  Complete and sign the account application.     Make your check payable to the complete name
                         Make your check payable to the complete name   of the Fund of your choice. Indicate your
                         of the Fund of your choice. Mail to the        Fund account number on your check and mail to
                         appropriate address indicated on the           the address printed on your account
                         application.                                   statement.


HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" herein for minimum balance amounts.

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TO SELL SHARES IN A RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-368-4031.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR NON-RETIREMENT ACCOUNT SHARES, leave at least $1,000 worth of shares in the account to keep it open.

TO SELL SHARES BY BANK WIRE you will need to sign up for these services in advance when completing your account application.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

(Bullet) Your account registration has changed within the last 30 days,

(Bullet) The check is being mailed to a different address than the one on your account (record address),

(Bullet) The check is being made payable to someone other than the account owner,

(Bullet) The redemption proceeds are being transferred to a BT account with a different registration, or

(Bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY WIRE -- You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-368-4031. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

IN WRITING -- Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

INVESTOR SERVICES

BT Advisor Funds provide a variety of services to help you manage your account.

INFORMATION SERVICES

Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

(Bullet) Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)

(Bullet) Account statements (monthly)

(Bullet) Financial reports (every six months)


To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-368-4031 if you need additional copies of financial reports.

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--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "How to Buy Shares" and "How to Sell Shares" herein. Before making an exchange, please note the following:


(Bullet) Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.



(Bullet) Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).



(Bullet) Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.



(Bullet) Exchanges between the Fund described in this Prospectus and funds described in other BT Family of Funds' Prospectuses, with the exception of other passively managed BT Funds, are restricted during the 90 days following purchase.



(Bullet) Because excessive trading can hurt Fund performance and shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.



(Bullet) The Fund reserves the right to refuse exchange purchases by any person or group if, in Bankers Trust's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



(Bullet) Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund.


SYSTEMATIC PROGRAMS

TO MOVE MONEY FROM YOUR BANK ACCOUNT TO BT ADVISOR FUNDS


MINIMUM       MINIMUM
INITIAL       SUBSEQUENT       FREQUENCY             SETTING UP OR CHANGING
$1,000        $100             Monthly, bimonthly,   For a new account, complete the appropriate section on the
                               quarterly or semi-    application.
                               annually
                                                     For existing accounts, call
                                                     your Investment
                                                     Professional for an
                                                     application. To change the
                                                     amount or frequency of your
                                                     investment, contact your
                                                     Investment Professional
                                                     directly or call 1-
                                                     800-368-4031. Call at least
                                                     10 business days prior to
                                                     your next scheduled
                                                     investment date.
SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your account.

MINIMUM       FREQUENCY                              SETTING UP OR CHANGING
$100          Monthly, quarterly, semi-annually or   To establish, call your Investment Professional or call 1-
              annually                               800-368-4031 after your account is open. The accounts from which the withdrawals be
                                                     processed must have a
                                                     minimum balance of $10,000,
                                                     other than retirement
                                                     accounts subject to
                                                     required minimum
                                                     distributions.

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DIVIDENDS, DISTRIBUTIONS, AND TAXES

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DISTRIBUTIONS. The Fund distributes substantially all of its net income and capital gains to shareholders each year. The Fund distributes capital gains annually. Normally, income dividends for the Fund are distributed annually.



The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code, the Fund will not pay any Federal income or excise taxes. Dividends paid by the Fund from its taxable net investment income and distribution by the Fund of its net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Funds dividends and distributions will not qualify for the dividends-received deduction for corporations.



DISTRIBUTION OPTIONS. When you open an account, specify on your account application how you want to receive distributions. The Trust offers four options:


1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional Shares of the Fund. If you do not indicate a choice on your application you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional Shares of the Fund, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. AUTOMATIC DIVIDENDS PROGRAM. Your dividend and capital gain distributions be automatically invested in Shares of another fund in the BT Family of Funds as long as the minimums for that account are met.

If you select distribution option 2 or 3 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks will be reinvested in your account at the current NAV and your election may be converted to the Reinvestment Option. You may change distribution option at anytime by notifying the Transfer Agent in writing.

FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash. If distributions from a retirement account for any taxable year following the year in which the participant reaches age 70 1/2 are less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the Internal Revenue Service (the "IRS"). The administrator, trustee or custodian of such a retirement account will be responsible for reporting distributions from such accounts to the IRS.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Distribution checks will be mailed within seven days, or longer for a December ex-dividend date.


TAXES. As with any investment, you should consider how an investment in the Fund could affect you. Below are some of the Fund's tax implications. If your account is not a tax-deferred retirement account beware of these tax implications.



TAXES ON DISTRIBUTIONS. Distributions from the Fund are subject to federal income tax and may also be subject to state or local taxes. Annual statements as to the federal tax status of distributions, and distributions that are attributable to state and local income and personal taxes, if applicable, will be mailed to shareholders shortly after the end of the year. If living outside the United States, your distributions from the Fund could also be taxed by the country in which you reside.


For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains.

Mutual fund dividends from U.S. government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.

Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

Every January, the Transfer Agent will send the IRS a statement showing the taxable distributions paid to you in the previous year.

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TAXES ON TRANSACTIONS. Your redemptions, including exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your Shares and the price you receive when you sell them. Whenever you sell Shares of the Fund, the Transfer Agent will send you or your Service Agent a confirmation statement showing how many Shares you sold and at what price. You also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy Shares just before the Fund deducts a capital gain distribution or dividend distribution, as applicable, from its NAV, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution.

CURRENCY CONSIDERATIONS. If the Fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the Fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your Shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your Shares. The statement you receive in January will specify whether any distributions included a return of capital.

Undistributed net gains from currency transactions, if any, will generally be distributed as a separate dividend in December.


There are tax requirements that all Funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.


--------------------------------------------------------------------------------
PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

The Portfolio's recent strategies and holdings, and the Fund's performance, is detailed twice a year in the Fund's financial reports (not available during the first year for the Fund), which is sent to all Fund shareholders.

For current Fund performance or a free copy of the Fund's financial report, please contact your Service Agent or Bankers Trust.

Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by the expenses of the Fund.

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.


For the one-year period ended December 31, 1997, the Fund's total return was 2.11%.



For the period from January 24, 1996 (commencement of operations) to December 31, 1997, the Funds cumulative total return was 9.49%.


YIELD refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. This difference may be significant for a Fund investing in a Portfolio whose investments are denominated in foreign currencies.

Performance information may include comparisons of the Fund's investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, Fund rankings may

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--------------------------------------------------------------------------------

be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the expenses of the Fund or Portfolio. In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of its fees, or reimburse certain operating expenses of the Fund or Portfolio, on a month- to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST AND PORTFOLIO
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The Trust and the Portfolio is governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust and the Portfolio, up to and including creating separate boards of trustees. See "Management of the Trust and the Portfolio" in the SAI for more information with respect to the Trustees and officers of the Trust and the Portfolio.

INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as investment adviser.

BANKERS TRUST COMPANY AND ITS AFFILIATES


Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market.



As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally. Of that total, approximately $148 billion are in U.S. equity index assets alone.


Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise -- once available to only the largest institutions in the U.S. -- to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust

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--------------------------------------------------------------------------------

may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

The Investment Advisory Agreement provides for the Portfolio to pay Bankers Trust a fee from the Portfolio, accrued daily and paid monthly, equal on an annual basis to 0.25% of the average daily net assets of the Portfolio for its then-current fiscal year.


Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant Federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities law.


PORTFOLIO MANAGER


Richard J. Vella, Managing Director of Bankers Trust, has been co-manager of the Portfolio since inception. Mr. Vella has been employed by Bankers Trust since 1985 and has ten years of trading and investment experience.



Steven Wetter, Vice President of Bankers Trust, has been co-manager of the Portfolio since inception. Mr. Wetter has been employed by Bankers Trust since 1992 and has ten years of trading and investment experience.


ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Fund. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, accrued daily and paid monthly equal on an annual basis to 0.15% of the average daily net assets of the Fund, attributable to the Class, for its then-current fiscal year.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to 0.10% of the Portfolio's average daily net assets for its then-current fiscal year. Under the Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense.

DISTRIBUTOR


Edgewood Services, Inc. is the principal distributor for the Shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities, and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.


CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as custodian of the assets of the Trust and the Portfolio and serves as the transfer agent (the "Transfer Agent") for the Trust and the Portfolio under the Administration and Services Agreement with the Trust and the Portfolio.


ORGANIZATION OF THE FUND AND TRUST



The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Fund is a separate diversified series of BT Advisor Funds, a Massachusetts business trust. The Fund offers two classes of Shares of beneficial interest, Institutional Class Shares and Advisor Class Shares. The Portfolio is a separate diversified series of BT Investment Portfolios, a New York master trust fund. The Trust and BT Investment Portfolios reserve the right to add additional series in the future. The Trust also reserves the right to issue additional classes of Shares of the Fund.

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The Trust or the Portfolio may hold special meetings and mail proxy materials.
These meetings may be called to elect or remove trustees, change fundamental policies, approve Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust's Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.



When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund or classes is required on any matter affecting only the Fund or class on which shareholders are entitled to vote. Shareholders of the Fund or class are not entitled to vote on Trust matters that do not affect the Fund or class, respectively, and do not require a separate vote of the Fund or class. All series of the Trust and all classes will vote together on certain matters, such as electing trustees or approving independent public auditors. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of that Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of that Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act. As of April 1, 1998, Bankers Trust Company as Trustee for Pacificorp Master Retirement Trust, Los Angeles, California, and Swiss Bank Corporation, New York, New York, owned approximately 61.02% and 33.10% of the Fund, respectively, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters as presented for a vote of shareholders.



Each series of the Trust will vote separately on any matter involving the Portfolio. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. The series of BT Investment Portfolios will vote together or separately on matters in the same manner, and in the same circumstances, as do the series of the Trust. As with the Trust, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.



The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



The Declaration of Trust of the BT Investment Portfolio provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. No series of BT Investment Portfolio has any preference over any other series.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS. The Portfolio may invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or to serve as collateral for the obligations underlying the Portfolio's investment in securities index futures or related options or warrants. These securities include: obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities") or by any of the states, repurchase agreements, time deposits, certificates of deposit, bankers' acceptances, commercial paper.

U.S. GOVERNMENT SECURITIES. Some U.S. Government Securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

SECURITIES LENDING. The Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously be cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, a Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

WHEN ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates with the Custodian liquid securities in an amount at least equal to these commitments.


DERIVATIVES. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio.


SECURITIES INDEX FUTURES AND RELATED OPTIONS. The Portfolio may enter into securities index futures contracts and related options provided that not more than 5% of its assets are required as a margin deposit for futures contracts or options and provided that not more than 20% of the Portfolio's assets are invested in futures and options at any time. When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into index futures or options to attempt to increase its exposure to the market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

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SWAP AGREEMENTS. The Portfolio may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Portfolio's total assets. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset.

Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

WARRANTS. The Portfolio's investment in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock Exchanges). Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time.

A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities which are a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream -- generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security -- a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

FURTHER RISKS ASSOCIATED WITH THE USE OF FUTURES CONTRACTS, OPTIONS, WARRANTS, CONVERTIBLE SECURITIES AND SWAP AGREEMENTS. The risk of loss associated with futures contracts in some strategies can be substantial due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Portfolio will not use futures contracts, options, warrants, convertible securities and swap agreements for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements by the Portfolio are: (i) imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, options, warrants, convertible securities and swap agreements; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into stock transactions on an exchange with an active and liquid secondary market. However options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange-traded securities. Illiquid securities, in general, may not represent more than 15% of the net assets of the Portfolio.

FOREIGN CURRENCY FORWARD, FUTURES AND RELATED OPTIONS TRANSACTIONS. The Portfolio may enter into foreign currency forward and foreign currency futures contracts in order to maintain the same currency exposure as the EAFE Index. The Portfolio may not enter into such contracts as a way of protecting against anticipated

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--------------------------------------------------------------------------------

adverse changes in exchange rates between foreign currencies and the U.S. dollar. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations in the underlying prices of securities held by the Portfolio. Although such contracts tend to minimize the risk of loss due to a decline in the value of a currency that has been sold forward, and the risk of loss due to an increase in the value of a currency that has been purchased forward, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

Successful use of forward contracts depends on Bankers Trust's skill in analyzing and predicting relative currency values. Forward contracts alter the Portfolio's exposure to currency exchange rate activity and could result in losses to the Portfolio if currencies do not perform as Bankers Trust anticipates. The Portfolio may also incur significant costs when converting assets from one currency to another.

ASSET COVERAGE. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed delivery securities, interest rate swaps and foreign currency forward futures and related options transactions are not used to achieve excessive investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities, entering into an off-setting transaction, or by segregating with the Portfolio's Custodian liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

BT ADVISOR FUNDS
EAFE(REGISTER MARK) EQUITY INDEX FUND
INSTITUTIONAL CLASS SHARES



INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006



DISTRIBUTOR
EDGEWOOD SERVICES, INC.
5800 Corporate Drive
Pittsburgh, PA 15237-5829



CUSTODIAN AND TRANSFER AGENT BANKERS TRUST COMPANY 130 Liberty Street (One Bankers Trust Plaza)
New York, NY 10006


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105

COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022

 ................................................................................

No person has been authorized to give any information or to make any representations other than those contained in the Trusts' Prospectuses, the corresponding SAIs or the Trusts' official sales literature in connection with the offering of the Trust's Shares and, if given or made, such other information or representations must not be relied on as having been authorized by a Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
 ................................................................................


Cusip #05576L874
STA514300 (4/98)












(BULLET)                        BT ADVISOR FUNDS                        (BULLET)

--------------------------------------------------------------------------------
                              SMALL CAP INDEX FUND
                           INSTITUTIONAL CLASS SHARES

                                   PROSPECTUS
--------------------------------------------------------------------------------
                                 APRIL 30, 1998


BT Advisor Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of several funds. The Small Cap Index Fund (the "Fund") is a separate series of the Trust and offers two classes of shares. The shares offered by this prospectus are the Institutional Class Shares (the "Shares"). The Fund seeks to replicate as closely as possible the performance of the Russell 2000 Small Stock Index before the deduction of the expenses allocable to the Shares of the Fund and the Small Cap Index Portfolio (the "Expenses"). There is no assurance, however, that the Fund will achieve its stated objective.

Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.


A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Fund's Service Agent at 1-800-368-4031. The SAI, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


UNLIKE OTHER OPEN-END MANAGEMENT INVESTMENT COMPANIES (MUTUAL FUNDS), THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE SMALL CAP INDEX PORTFOLIO (THE "PORTFOLIO") WHICH IS A SEPARATE INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE" HEREIN.


BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVISER") OF THE PORTFOLIO. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITARY INSTITUTION. SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            EDGEWOOD SERVICES, INC.
   5800 Corporate Drive (Bullet) Pittsburgh, Pennsylvania (Bullet) 15237-5829

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
--------------------------------------------------------------------------------


The Fund.......................................................................3



Who May Invest.................................................................3



Summary of Fund Expenses.......................................................4



Financial Highlights...........................................................6



Investment Objective and Policies..............................................7



Risk Factors and Certain Securities and Investment Practices...................8



Net Asset Value...............................................................10



Purchase and Redemption of Shares.............................................11



Dividends, Distributions and Taxes............................................15



Performance Information and Reports...........................................16



Management of the Trust and the Portfolio.....................................17



Additional Information........................................................19

--------------------------------------------------------------------------------

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THE FUND
--------------------------------------------------------------------------------


The Small Cap Index Fund seeks to replicate as closely as possible (before deduction of Expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000" or the "Index"), an index consisting of 2,000 small-capitalization common stocks. The Fund will include the common stock of one or more companies included in the Russell 2000 Index, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000 Index.



The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio.


--------------------------------------------------------------------------------

WHO MAY INVEST

--------------------------------------------------------------------------------


Shares of the Fund are offered through this Prospectus primarily to institutional investors. The Shares are generally available to investors who invest at least $5 million in the Fund.



The Fund may be appropriate for investors who are willing to ride out domestic stock market fluctuations in pursuit of potentially higher long-term returns. The Portfolio invests for growth and does not pursue income. Over time, stocks, although more volatile, have shown greater growth potential than other types of securities. In the shorter term, however, stock prices can fluctuate dramatically in response to market factors.



The Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund Shares, they may be worth more or less than what they paid for them.

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

Annual operating expenses are paid out of the assets of the Portfolio and Fund. The Portfolio pays an investment advisory fee and an administrative services fee to Bankers Trust. The Fund incurs expenses such as maintaining shareholder records and furnishing shareholder statements. The Fund must provide financial reports.

The following table provides: (i) a summary of expenses relating to purchases and sales of the Shares of the Fund and the annual operating expenses of the Fund and expenses of the Portfolio, in the aggregate, as a percentage of average daily net assets of the Fund; and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE TRUST BELIEVE THAT THE EXPENSES OF THE FUND AND EXPENSES OF THE PORTFOLIO, IN THE AGGREGATE, WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge on Purchases
(as a percentage of offering price)..........................................................................    None*
Maximum Sales Charge on Reinvested Distributions.............................................................    None*
Redemption Fee...............................................................................................    None
Exchange Fee.................................................................................................    None*

Shareholder transaction expenses are charges paid when investors buy, sell, exchange, or hold Shares of the Fund. See "Purchase and Redemption of Shares"
for an explanation of how and when these charges apply.
-----------------------------------------------------------------------------------------------------------------------
* A transaction fee of 0.25% is deducted from purchases, redemptions and exchanges into and out of the Fund. These transaction fees are paid to the
  Fund and are deducted automatically from the amount invested, exchanged or redeemed. The fee applies to all redemptions and an initial investment in the
  Fund and all subsequent purchases (including purchases made by exchange from another BT Fund), but not to reinvested dividend or capital gain distributions.

  The purpose of the 0.25% transaction fee is to allocate transaction costs associated with purchases, redemptions and exchanges to investors making those purchases, redemptions and exchanges, thus insulating existing shareholders from those transaction costs. These costs include: (1) brokerage costs; and
  (2) the effect of the "bid-ask" spread in small and medium sized company stock markets. Since the investors, not the Fund, bear these costs, the Fund is expected to be able to track its benchmark index more closely.






ANNUAL OPERATING EXPENSES
(as a percentage of daily net assets of the Fund-Institutional Class Shares)

Investment advisory fee (after reimbursements or waiver)...................................................        0.07%
12b-1 Fees.................................................................................................     None
Other expenses (after reimbursements or waivers)...........................................................        0.18%
                                                                                                                   ----
Total operating expenses (after reimbursements or waivers).................................................        0.25%
                                                                                                                   ----
EXAMPLE:                                                                    1 Year     3 Years     5 Years     10 Years
                                                                            -------    --------    --------    --------
Aninvestor would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption
  at the end of each time period:........................................     $5         $11         $17         $35


--------------------------------------------------------------------------------


The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee with respect to the Portfolio. Without such waiver, the Portfolio's investment advisory fee would be equal to 0.15%. The expense table and the example reflect a voluntary undertaking by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.25% of the Fund's Institutional Class Shares average net assets annually. In the absence of this undertaking, for the fiscal year ended December 31, 1997, the total operating expenses would have been approximately 0.57% of the Fund's Institutional Class Shares average net assets annually. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.


The Fund is distributed by Edgewood Services, Inc. ("Edgewood," or the "Distributor") to customers of Bankers Trust or to customers of another bank or a dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.



CURRENTLY, THE FUND HAS ISSUED TWO CLASSES OF SHARES, EACH OFFERED BY A SEPARATE PROSPECTUS. BECAUSE THE EXPENSES VARY BETWEEN THE CLASSES, PERFORMANCE WILL VARY WITH RESPECT TO EACH CLASS. ADDITIONAL INFORMATION CONCERNING THE FUND'S OTHER CLASS OF SHARES IS AVAILABLE FROM BANKERS TRUST, AS ADMINISTRATOR, AT 1-800-368-4031.



For more information about the Fund's and the Portfolio's expenses see "Management of the Trust and Portfolio" herein.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table shows the selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data of the Small Cap Index Fund for the periods indicated. The Small Cap Index Fund's Annual Report has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report. The Fund's Annual Report is incorporated by reference.


--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS SHARES           ADVISOR CLASS SHARES
                                                            ------------------------------    ------------------------------
                                                                                                                  FOR THE
                                                                                FOR THE                           PERIOD
                                                                                PERIOD                           AUGUST 8,
                                                                             JULY 10, 1996                         1996
                                                                             (COMMENCEMENT                     (COMMENCEMENT
                                                                                  OF                                OF
                                                               FOR THE        OPERATIONS)        FOR THE        OPERATIONS)
                                                             YEAR ENDED           TO           YEAR ENDED           TO
                                                            DEC. 31, 1997    DEC. 31, 1996    DEC. 31, 1997    DEC. 31, 1996

----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period.....................      $ 10.90          $ 10.00          $ 11.04          $ 10.00
                                                            -------------    -------------    -------------    -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..................................         0.23             0.04             0.08             0.02
  Net Realized and Unrealized Gain on Investments and
    Futures Transactions.................................         2.21             0.90             2.63             1.06
                                                            -------------    -------------    -------------    -------------
Total from Investment Operations.........................         2.44             0.94             2.71             1.08
                                                            -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income..................................        (0.21)           (0.04)           (0.06)           (0.04)
  Net Realized Gain from Investment Transactions.........        (2.00)           (0.00)+          (2.00)           (0.00)+
                                                            -------------    -------------    -------------    -------------
TOTAL DISTRIBUTIONS......................................        (2.21)           (0.04)           (2.06)           (0.04)
                                                            -------------    -------------    -------------    -------------
NET ASSET VALUE, END OF PERIOD...........................      $ 11.13          $ 10.90          $ 11.69          $ 11.04
                                                            -------------    -------------    -------------    -------------
                                                            -------------    -------------    -------------    -------------
TOTAL INVESTMENT RETURN..................................        23.00%            9.47%           25.11%           10.87%
SUPPLEMENTAL DATA AND RATIOS:
  Net Assets, End of Period (000s omitted)...............      $38,312          $61,558          $ 1,334          $    77
  Ratios to Average Net Assets:
    Net Investment Income................................         1.35%            1.71%*           1.13%            1.61%*
    Expenses, Including Expenses of the
      Small Cap Index Portfolio..........................         0.25%            0.25%*           0.45%            0.45%*
    Decrease Reflected in Above Expense Ratio Due to
      Absorption of Expenses by Bankers Trust............         0.32%            0.62%*           0.53%           22.69%*



+ Less than $0.01.


* Annualized.



Further information about Fund's performance is contained in the Fund's Annual Report, dated December 31, 1997, which can be obtained free of charge.



INVESTMENT OBJECTIVE AND POLICIES


The Fund seeks to replicate as closely as possible (before deduction of Expenses) the total return of the Russell 2000 Small Stock Index.


The Trust seeks to achieve the investment objective of the Fund by investing all of its Assets in the Portfolio, which has the same investment objective as the Fund. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in "Risk Factors and Certain Securities and Investment Practices" herein and in the Fund's SAI. There can be no assurance that the investment objective of either the Fund or the Portfolio will be achieved.


The Trust is intended to be a long-term investment vehicle and is not designated to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all the Trust's shareholders. In order to minimize such costs, the Trust has adopted the following policies. The Trust reserves the right to reject any purchase request (including exchange purchases from other BT Advisor Funds) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Trust has adopted exchange privilege limitations as described in the section "Exchange Limitations." Finally, the Trust reserves the right to suspend the offering of its shares.



SMALL CAP INDEX PORTFOLIO



The Portfolio is not managed according to traditional methods of "active"investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to replicate the investment performance of the Index through statistical procedures. The Portfolio seeks to replicate as closely as possible (before deduction of Expenses) the total return of the Russell 2000.



The Russell 2000 is composed of approximately 2,000 small-capitalization common stocks. A company's stock market capitalization is the total market value of its floating outstanding shares. As of December 31, 1997, the average stock market capitalization of the Russell 2000 was $440 million and the weighted average stock market capitalization of the Russell 2000 was $640 million.


The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company. Frank Russell's only relationship to the Portfolio is the licensing of the use of the Russell 2000. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indices.

The Portfolio invests in a statistically selected sample of the approximately 2,000 stocks included in the Russell 2000. The stocks of the Russell 2000 to be included in the Portfolio will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Portfolio so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios, and dividend yields) closely approximate those of the Russell 2000. For instance, if 10% of the capitalization of the Russell 2000 consists of utility companies with relatively small capitalizations, then the Portfolio is constructed so that approximately 10% of the Portfolio's assets are invested in the stocks of utility companies with relatively small capitalizations. The stocks held by the Portfolio are weighted to make the Portfolio's aggregate investment characteristics similar to those of the Russell 2000 as a whole.

For more information about the historical performance of the Russell 2000, see the SAI.


The value of the Portfolio's investments varies based on many factors.



Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities.



When investors sell their Shares, they may be worth more or less than what they paid for them. See "Risk Factors and Certain Securities and Investment Practices" herein for more information.



Over time, the correlation between the performance of the Fund and the Index is expected to be 0.95 or higher before deduction of Expenses of the Fund and expenses of the Portfolio. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to track its Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund or the Portfolio, changes in either the composition of the Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. In the unlikely event that a high correlation is not achieved, the Trust's Board of Trustees will consider alternatives. Because the Portfolio seeks to track the Index, Bankers Trust will not attempt to judge the merits of any particular stock as an investment.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the Index.


ADDITIONAL INVESTMENT LIMITATIONS


As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. government securities), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies of the Portfolio which may not be changed without investor approval. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits maturing in more than seven days). Additional investment policies of the Portfolio are contained in the SAI.

The Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the Index. Securities index futures contracts and related options, warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the underlying Index while retaining a cash balance for fund management purposes, to facilitate trading, or to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant, convertible security or swap agreement is priced more attractively than the underlying equity security or Index. These instruments may be considered derivatives. See "Risk Factors and Certain Securities and Investment Practices" herein.

The use of derivatives for non-hedging purposes may be considered speculative. While each of these securities can be used as leveraged investments, the Portfolio may not use them to leverage its net assets. The Portfolio will not invest in such instruments as part of a temporary defensive strategy (such as altering the aggregate maturity of the Portfolio) to protect the Portfolio against potential market declines.

The Portfolio may lend its investment securities and purchase securities on a when-issued and a delayed delivery basis. See "Risk Factors and Certain Securities and Investment Practices"herein and in the SAI for more information about the investment practices of the Portfolio.

--------------------------------------------------------------------------------
RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES
--------------------------------------------------------------------------------

The following pages contain more detailed information about types of instruments in which the Portfolio may invest and strategies Bankers Trust may employ in pursuit of the Portfolio's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well.

Bankers Trust may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its goal. Holdings and recent investment strategies are described in the financial reports of the Fund and the Portfolio, which are sent to Fund shareholders twice a year. For a free SAI or financial report, call your Service Agent or Bankers Trust.

MARKET RISK

As a mutual fund investing primarily in common stocks, this Portfolio is subject to market risk -- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. and foreign stock markets tend to be cyclical, with periods when stock

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
prices generally rise and periods when prices generally decline.

RISKS OF INVESTING IN MEDIUM- AND SMALL-CAPITALIZATION STOCKS

Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium -- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as large company stocks rise, or rise in prices as large company stocks decline.


SPECIAL INFORMATION CONCERNING
MASTER-FEEDER FUND STRUCTURE



Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect, like investments in other investment companies and pooled investment vehicles. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust, as the Administrator, at 1-800-368-4031.



The master-feeder fund structure is relatively complex, so shareholders should carefully consider this investment approach.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to a Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect a Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's Assets in accordance with the investment policies described herein with respect to the Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders.


If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio. See "Risk Factors and Certain Securities and Investment Practices" in the SAI for a description of the fundamental policies of the Portfolio that cannot be changed without approval by "the vote of a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Portfolio.

For descriptions of the investment objective, policies and restrictions of the Portfolio, see "The Fund in Detail" herein and "Risk Factors and Certain Securities and Investment Practices" herein and in the SAI. For descriptions of the management and expenses of the Trust and the Portfolio, see "Management of the Trust and the Portfolio" herein and in the SAI.

PORTFOLIO TURNOVER


The frequency of Portfolio transactions-the Portfolio's portfolio turnover rate-will vary from year to year depending on market conditions and the Portfolio's cash flows. The Portfolio's annual portfolio turnover rate is not expected to exceed 100%. The portfolio turnover rates of the Portfolio for the fiscal year ended December 31, 1997 and for the period from July 1, 1996 (Commencement of Operations) to December 31, 1996, were 88% and 16%, respectively.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund is open for business each day the New York Stock Exchange, Inc. (the "NYSE") is open (a "Valuation Day"). The Fund's net asset value ("NAV") is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time ("Valuation Time").

The Fund's NAV per share is the value of a single Share. The NAV per share of the Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, allocable to the Institutional Class Shares by the total number of its Shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by Bankers Trust pursuant to procedures adopted by the Portfolio's Board of Trustees. These procedures require Bankers Trust to value such a security at the same value as an equivalent security which is readily marketable and, in making such comparisons, to consider all relevant factors under applicable guidelines of the SEC.

Under procedures adopted by the Board, a NAV for the Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

HOW TO BUY SHARES

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. See "Net Asset Value" herein. Shares of the Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for shares of the Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.


Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.


Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy shares of each class to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                                                    $5 MILLION


TO ADD TO AN ACCOUNT                                                    $100,000


MINIMUM BALANCE                                                       $1 MILLION


The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums. Shares of the Fund may be offered to employees of Bankers Trust and their spouses and minor children without regard to the minimum initial investment requirements.


IF YOU ARE NEW TO BT ADVISOR FUNDS, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-368-4031.

  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

IF YOU ALREADY HAVE MONEY INVESTED IN A FUND IN THE BT FAMILY OF FUNDS, you can:
(Bullet) Mail an account application with a check, (Bullet) Wire money into your account, (Bullet) Open an account by exchanging from another fund in the BT Family of
         Funds, or
(Bullet) Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional for more information and a retirement account application.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT BUYING SHARES


                         TO OPEN AN ACCOUNT                             TO ADD TO AN ACCOUNT

BY                       WIRE Call the BT Service Center at Call your Investment
                         Professional or wire 1-800-368-4031 to receive wire
                         instructions additional investment to:
                         for account establishment.
                                                                        ROUTING NO.: 021001033
                                                                        ATTN: Bankers Trust/IFTC Deposit
                                                                        DDA NO.: 00-226-296
                                                                        FBO: (Account name)
                                                                        (Account number)
                                                                        CREDIT: Small Cap Index Fund -- 513

                                                                        Specify
                                                                        the
                                                                        complete
                                                                        name of
                                                                        the Fund
                                                                        of your
                                                                        choice,
                                                                        and
                                                                        include
                                                                        your
                                                                        account
                                                                        number
                                                                        and your
                                                                        name.

BY PHONE                 Contact your Service Agent, Investment         Contact your Service Agent, Investment
                         Professional, or call BT's Service Center at   Professional, or call BT's Service Center at
                         1-800-368-4031. If you are an existing         1-800-368-4031. If you are an existing
                         shareholder, you may exchange from another BT  shareholder, you may exchange from another BT
                         account with the same registration,            account with the same registration,
                         including, name, address, and taxpayer ID      including, name, address, and taxpayer ID
                         number.                                        number.

BY MAIL                  Complete and sign the account application.     Make your check payable to the complete name
                         Make your check payable to the complete name   of the Fund of your choice. Indicate your
                         of the Fund of your choice. Mail to the        Fund account number on your check and mail to
                         appropriate address indicated on the           the address printed on your account
                         application.                                   statement.


HOW TO SELL SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemption requests for shares of the Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" herein for minimum balance amounts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TO SELL SHARES IN A RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-368-4031.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR NON-RETIREMENT ACCOUNT SHARES, leave at least $1,000 worth of shares in the account to keep it open.

TO SELL SHARES BY BANK WIRE you will need to sign up for these services in advance when completing your account application.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply: (Bullet) Your account registration has changed within the last 30 days, (Bullet) The check is being mailed to a different address than the one on your account (record address),
(Bullet) The check is being made payable to someone other than the account owner,
(Bullet) The redemption proceeds are being transferred to a BT account with a different registration, or
(Bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY WIRE -- You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-368-4031. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

IN WRITING -- Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

  BT Service Center
  P.O. Box 419210
  Kansas City, MO 64141-6210

Overnight mailings:

  BT Service Center
  210 West 10th Street, 8th Floor
  Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

INVESTOR SERVICES

BT Advisor Funds provide a variety of services to help you manage your account.

INFORMATION SERVICES

Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

(Bullet) Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)

(Bullet) Account statements (monthly)

(Bullet) Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-368-4031 if you need additional copies of financial reports.

EXCHANGE PRIVILEGE

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
exchange, follow the procedures indicated in "How to Buy Shares" and "How to Sell Shares" herein. Before making an exchange, please note the following:

(Bullet) Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

(Bullet) Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

(Bullet) Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

Note that exchanges out of a Fund may be limited to four per calendar year and that they may have tax consequences to you.

--------------------------------------------------------------------------------

SYSTEMATIC PROGRAMS

TO MOVE MONEY FROM YOUR BANK ACCOUNT TO BT ADVISOR FUNDS

MINIMUM                 MINIMUM
INITIAL                 SUBSEQUENT              FREQUENCY               SETTING UP OR CHANGING

$1,000                  $100                    Monthly, bimonthly,     For a new account, complete the appropriate
                                                quarterly or semi-      section on the application.
                                                annually

                                                                        For
                                                                        existing
                                                                        accounts,
                                                                        call
                                                                        your
                                                                        Investment
                                                                        Professional
                                                                        for an
                                                                        application.
                                                                        To
                                                                        change
                                                                        the
                                                                        amount
                                                                        or
                                                                        frequency
                                                                        of your
                                                                        investment,
                                                                        contact
                                                                        your
                                                                        Investment
                                                                        Professional
                                                                        directly
                                                                        or call
                                                                        1-800-368-4031.
                                                                        Call at
                                                                        least 10
                                                                        business
                                                                        days
                                                                        prior to
                                                                        your
                                                                        next
                                                                        scheduled
                                                                        investment
                                                                        date.


     SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your account.

MINIMUM                 FREQUENCY                                       SETTING UP OR CHANGING

$100                    Monthly, quarterly, semi-annually or annually   To establish, call your Investment
                                                                        Professional or call 1-800-368-4031 after
                                                                        your account is open. The accounts from
                                                                        which the withdrawals be processed must have
                                                                        a minimum balance of $10,000, other than
                                                                        retirement accounts subject to required
                                                                        minimum distributions.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS, AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS. The Fund distributes substantially all of its net income and capital gains to shareholders each year. The Fund distributes capital gains annually. Normally, income dividends for the Fund are distributed annually.


The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund meets the requirements imposed by the Code, the Fund will not pay any Federal income or excise taxes. Dividends paid by the Fund from its taxable net investment income and distribution by the Fund of its net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Funds dividends and distributions will not qualify for the dividends-received deduction for corporations.


DISTRIBUTION OPTIONS. When you open an account, specify on your account application how you want to receive distributions. The Trust offers four options:


1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional Shares of the Fund. If you do not indicate a choice on your application you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional Shares of the Fund, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. AUTOMATIC DIVIDENDS PROGRAM. Your dividend and capital gain distributions be automatically invested in Shares of another fund in the BT Family of Funds as long as the minimums for that account are met.

If you select distribution option 2 or 3 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks will be reinvested in your account at the current NAV and your election may be converted to the Reinvestment Option. You may change distribution option at anytime by notifying the Transfer Agent in writing.

FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash. If distributions from a retirement account for any taxable year following the year in which the participant reaches age 70 1/2 are less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the Internal Revenue Service (the "IRS"). The administrator, trustee or custodian of such a retirement account will be responsible for reporting distributions from such accounts to the IRS.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Distribution checks will be mailed within seven days, or longer for a December ex-dividend date.


TAXES. As with any investment, you should consider how an investment in the Fund could affect you. Below are some of the Fund's tax implications. If your account is not a tax-deferred retirement account beware of these tax implications.


TAXES ON DISTRIBUTIONS. Distributions from the Fund are subject to federal income tax and may also be subject to state or local taxes. Annual Statements as to the federal tax status of distributions, and distributions that are attributable to state and local income and personal taxes, if applicable, will be mailed to shareholders shortly after the end of the year. If living outside the United States, your distributions from the Fund could also be taxed by the country in which you reside.

For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains.

Mutual fund dividends from U.S. government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.

Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

Every January, the Transfer Agent will send the IRS a statement showing the taxable distributions paid to you in the previous year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your Shares and the price you receive when you sell them. Whenever you sell Shares of the Fund, the Transfer Agent will send you or your Service Agent a confirmation statement showing how many Shares you sold and at what price. You also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy Shares just before the Fund deducts a capital gain distribution or dividend distribution, as applicable, from its NAV, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all Funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION AND REPORTS
--------------------------------------------------------------------------------

The Portfolio's recent strategies and holdings, and the Fund's performance, is detailed twice a year in the Fund's financial reports, which are sent to all Fund shareholders.

For current Fund performance or a free copy of the Fund's financial report, please contact your Service Agent or Bankers Trust.

Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by the expenses of the Fund.

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.


For the one-year period ended December 31, 1997, the total return for the Institutional Class Shares of the Fund was 23.00%.



For the period from July 10, 1996 (commencement of operations) to December 31, 1997, the cumulative total return for the Institutional Class Shares of the Fund was 34.65%.


YIELD refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

Performance information may include comparisons of the Fund's investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfolio and changes in the expenses of the Fund or Portfolio. In addition, during certain periods for which total return may be provided, Bankers Trust may have voluntarily agreed to waive portions of its fees, or reimburse certain operating expenses of the Fund or the Portfolio, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST AND THE PORTFOLIO
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

The Trust and the Portfolio is governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust and the Portfolio, up to and including creating separate boards of trustees. See "Management of the Trust and the Portfolio" in the SAI for more information with respect to the Trustees and officers of the Trust and the Portfolio.

INVESTMENT ADVISER

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as investment adviser.

BANKERS TRUST COMPANY AND ITS AFFILIATES


Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market.



As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally. Of that total, approximately $148 billion are in U.S. equity index assets alone.


Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise -- once available to only the largest institutions in the U.S. -- to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

The Investment Advisory Agreement provides for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to 0.15% of the average daily net assets of the Portfolio for its then-current fiscal year.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio described in this Prospectus and the SAI without violation of the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant Federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities law.

Bankers Trust investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

PORTFOLIO MANAGER

Frank Salerno, Managing Director of Bankers Trust, is responsible for the management of the Portfolio. Mr. Salerno oversees administration, management and trading of international and domestic equity index strategies. He has been employed by Bankers Trust since 1981 and has managed the Portfolio's assets since the Portfolio commenced operations.

ADMINISTRATOR

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Fund. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, accrued daily and paid monthly equal on an annual basis to 0.20% of the average daily net assets of the Fund, attributable to the Class, for its then-current fiscal year.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to 0.05% of the Portfolio's average daily net assets for its then-current fiscal year. Under the Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including affiliates of Edgewood, at Bankers Trust's expense.

DISTRIBUTOR


Edgewood Services, Inc. is the principal distributor for the Shares of the Fund. In addition, Edgewood and its affiliates provide the Trust with office facilities, and currently provide administration and distribution services for other registered investment companies. The principal business address of Edgewood and its affiliates is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.


CUSTODIAN AND TRANSFER AGENT

Bankers Trust acts as custodian of the assets of the Trust and the Portfolio and serves as the transfer agent (the "Transfer Agent") for the Trust and the Portfolio under the Administration and Services Agreement with the Trust and the Portfolio.


ORGANIZATION OF THE FUND AND TRUST


The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Fund is a separate diversified series of BT Advisor Funds, a Massachusetts business trust. The Fund offers two classes of Shares of beneficial interest, Institutional Class Shares and Advisor Class Shares. The Portfolio is a separate diversified series of BT Investment Portfolios, a New York master trust fund.


The Trust and BT Investment Portfolios reserves the right to add additional series in the future. The Trust also reserves the right to issue additional classes of Shares of the Fund.


The Trust or the Portfolio may hold special meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Trust's Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund or classes is required on any matter affecting only the Fund or class on which shareholders are entitled to vote. Shareholders of the Fund or class are not entitled to vote on Trust matters that do not affect the Fund or class, respectively, and do not require a separate vote of the Fund or class. All series of the Trust and all classes will vote together on certain matters, such as electing trustees or approving independent public auditors. There normally will be no meetings of shareholders for the purpose of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of that Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of that Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act. As of April 1, 1998, MERCK & Co. Inc., Whitehouse Station, New Jersey, and Miami Valley Equipment, Inc., Dayton, Ohio, owned approximately 34.02% and 30.65%, respectively, of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters as presented for a vote of shareholders.


Each series of the Trust will vote separately on any matter involving the Portfolio. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. The series of BT Investment Portfolios will vote together or separately on matters in the same manner, and in the same circumstances, as do the series of the Trust. As with the Trust, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


The Declaration of Trust of BT Investment Portfolios provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. No series of BT Investment Portfolios has any preference over any other series.


--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS. The Portfolio may invest in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or to serve as collateral for the obligations underlying the Portfolio's investment in securities index futures or related options or warrants. These securities include: obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities") or by any of the states, repurchase agreements, time deposits, certificates of deposit, bankers' acceptances and commercial paper.

U.S. GOVERNMENT SECURITIES. Some U.S. Government Securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.


SECURITIES LENDING. The Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously be cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive

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income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, a Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates with the Custodian a liquid securities in an amount at least equal to these commitments.


DERIVATIVES. The Portfolio may invest in various instruments that are commonly known as "derivatives."Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio.

SECURITIES INDEX FUTURES AND RELATED OPTIONS. The Portfolio may enter into securities index futures contracts and related options provided that not more than 5% of its assets are required as a margin deposit for futures contracts or options and provided that not more than 20% of the Portfolio's assets are invested in futures and options at any time. When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into index futures or options to attempt to increase its exposure to the market. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

SWAP AGREEMENTS. The Portfolio may enter into swap agreements only to the extent that obligations under such agreements represent not more than 10% of the Portfolio's total assets. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset.

Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

WARRANTS. The Portfolio's investment in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock Exchanges). Warrants are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time.

A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

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CONVERTIBLE SECURITIES. The Portfolio may invest in convertible securities which are a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream -- generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security -- a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


FURTHER RISKS ASSOCIATED WITH THE USE OF FUTURES CONTRACTS, OPTIONS, WARRANTS, CONVERTIBLE SECURITIES AND SWAP AGREEMENTS. The risk of loss associated with futures contracts in some strategies can be substantial due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Portfolio will not use futures contracts, options, warrants, convertible securities and swap agreements for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements by the Portfolio are: (i) imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, options, warrants, convertible securities and swap agreements; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into stock transactions on an exchange with an active and liquid secondary market. However options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange-traded securities. Illiquid securities, in general, may not represent more than 15% of the net assets of the Portfolio.


ASSET COVERAGE. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed delivery securities, interest rate swaps and foreign currency forward futures and related options transactions are not used to achieve excessive investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities, entering into an off-setting transaction, or by segregating with the Portfolio's Custodian liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

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

BT ADVISOR FUNDS
SMALL CAP INDEX FUND
INSTITUTIONAL CLASS SHARES



INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR
BANKERS TRUST COMPANY
130 LIBERTY STREET
(One Bankers Trust Plaza)
New York, NY 10006



DISTRIBUTOR
EDGEWOOD SERVICES, INC.
5800 Corporate Drive
Pittsburgh, PA 15237-5829



CUSTODIAN AND TRANSFER AGENT BANKERS TRUST COMPANY 130 Liberty Street (One Bankers Trust Plaza)
New York, NY 10006


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105

COUNSEL
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022

 ................................................................................

No person has been authorized to give any information or to make any representations other than those contained in the Trusts' Prospectuses, the corresponding SAIs or the Trusts' official sales literature in connection with the offering of the Trust's Shares and, if given or made, such other information or representations must not be relied on as having been authorized by a Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
 ................................................................................


Cusip #05576L882
STA513300 (4/98)









STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 1998

BT INSTITUTIONAL FUNDS

EQUITY 500 INDEX FUND

BT ADVISOR FUNDS -- INSTITUTIONAL CLASS SHARES

U.S. BOND INDEX FUND
SMALL CAP INDEX FUND
EAFE(R) EQUITY INDEX FUND

BT Advisor Funds (the "Trust") is comprised of several funds. The funds listed above (each, a "Fund" and together the "Funds") are, with the exception of Equity 500 Index Fund, each a series of the Trust and offers two classes of shares (each a "Class" and collectively the "Classes"). This Statement of Additional Information describes the Institutional Class Shares. Equity 500 Index Fund is a series of BT Institutional Funds (the "Institutional Trust") (together with the Trust, the "Trusts").

As described in the Prospectuses, the Trusts seek to achieve the investment objectives of each Fund by investing all the investable assets ("Assets") of the Fund in a diversified open-end management investment company (or a series thereof) having the same investment objectives as such Fund. These investment companies are, respectively, BT Investment Portfolios and Equity 500 Index Portfolio. U.S. Bond Index Portfolio, Small Cap Index Portfolio and EAFE(R) Equity Index Portfolio are each a series of BT Investment Portfolios.

Shares of the Funds are sold by Edgewood Services, Inc. ("Edgewood"), the Trusts' Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolios' Adviser, and to clients and customers of other organizations.

The Trusts' Prospectuses for the Funds are dated April 30, 1998. The Prospectuses provide the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trusts and should be read in conjunction with a Fund's Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent. This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in a Fund's Prospectus.



                             BANKERS TRUST COMPANY
            INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR

                            EDGEWOOD SERVICES, INC.
                                 DISTRIBUTOR



5800 CORPORATE DRIVE          PITTSBURGH, PENNSYLVANIA  15237-5829
                    1-800-730-1313

I






TABLE OF CONTENTS

Risk Factors and Certain Securities and Investment Practices.............1

Performance Information.................................................23

Valuation of Securities; Redemptions and Purchases in Kind..............25

Management of the Trusts and Portfolios.................................27

Organization of the Trusts..............................................33

Taxation................................................................34

Financial Statements....................................................35

Appendix................................................................36

2


RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES

INVESTMENT OBJECTIVES

The investment objective(s) of each Fund is described in that Fund's Prospectus. There can, of course, be no assurance that any Fund will achieve its investment objective(s).

INVESTMENT PRACTICES

Each Fund seeks to achieve its investment objective by investing all of its Assets in the corresponding Portfolio. The Trusts may withdraw a Fund's investment from the corresponding Portfolio at any time if the Board of Trustees of the respective Trust determines that it is in the best interests of the Fund to do so.

Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see Appendix A to this SAI.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Adviser will monitor the liquidity of Rule 144A securities in each Portfolio's portfolio under the supervision of the Portfolio's Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

LENDING OF PORTFOLIO SECURITIES. Each Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. Government Obligations are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% collateral from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time;
(iv) the Portfolio must substitute payments in respect of all dividends, interest or other distributions on the loaned securities; and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities.

SHORT-TERM INSTRUMENTS. When a Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each Portfolio may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, each Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit Banks and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

EQUITY INVESTMENTS. With the exception of the U.S. Bond Index Portfolio, each Portfolio may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

SWAP AGREEMENTS. Swap agreements are contracts entered into by two parties, primarily institutional investors, for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. The notional amount of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio's portfolio.

The use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the "CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (the "CFTC") effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, as amended (the "1940 Act"), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have asset exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

REVERSE REPURCHASE AGREEMENTS. The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government Obligations or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Portfolio.

WARRANTS. Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

CONVERTIBLE SECURITIES. Convertible securities may be a debt security or preferred stock which may be converted into common stock or carries the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

GINNIE MAE CERTIFICATES. The Government National Mortgage Association ("Ginnie Mae") is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the U.S. Bond Index Portfolio will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans; (iii) fixed-rate growing equity mortgage loans; (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on multifamily residential properties under construction;
(vi) mortgage loans on completed multifamily projects; (vii) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

FANNIE MAE CERTIFICATES. The Federal National Mortgage Association ("Fannie Mae") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate growing equity mortgage loans; (iii) fixed-rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed-rate and adjustable mortgage loans secured by multifamily projects.

FREDDIE MAC CERTIFICATES. The Federal Home Loan Mortgage Corporation ("Freddie Mac") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

ADJUSTABLE RATE MORTGAGES - INTEREST RATE INDICES. Adjustable rate mortgages in which the U.S. Bond Index Portfolio invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in
U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

ASSET-BACKED SECURITIES. The asset-backed securities in which the U.S. Bond Index Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES--TYPES OF CREDIT SUPPORT. The mortgage-backed securities in which the U.S. Bond Index Portfolio may invest are limited to those relating to residential mortgages. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The U.S. Bond Index Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

STRIPPED MORTGAGE-BACKED SECURITIES. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

FOREIGN SECURITIES: SPECIAL CONSIDERATIONS CONCERNING THE PACIFIC BASIN. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. The EAFE(R) Equity Index Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

The EAFE(R) Equity Index Portfolio invests in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Portfolio's assets denominated in those currencies.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GENERAL. The successful use of such instruments draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Successful use of the futures contract and related options are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on Bankers Trust's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices are subject to similar risk considerations. In addition, by writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying securities above the options exercise price.

FUTURES CONTRACTS. Each Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, Ginnie Mae modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolios, if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS. Each Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the underlying security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Board of Trustees of each Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. In addition to this requirement, the Board of Trustees of each Portfolio has also adopted a restriction that the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

OPTIONS ON FOREIGN CURRENCIES. The EAFE(R) Equity Index Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the EAFE(R) Equity Index Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The EAFE(R) Equity Index Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the EAFE(R) Equity Index Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The EAFE(R) Equity Index Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

The EAFE(R) Equity Index Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

OPTIONS ON SECURITIES. Each Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may make a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Each Portfolio has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolios' Trustees.

OPTIONS ON SECURITIES INDICES. In addition to options on securities, each Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

EAFE(R) Equity Index Portfolio may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Because each Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, each Portfolio from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Each Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, a Portfolio will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, Bankers Trust believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject a Portfolio to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

YEAR 2000 MATTERS

Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by Bankers Trust and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Bankers Trust is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.

RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, Bankers Trust also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Fund to eliminate the obligation from its portfolio, but Bankers Trust will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectuses is set forth in the Appendix herein.

INVESTMENT RESTRICTIONS

The following investment restrictions are "fundamental policies" of each Fund and each Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by that Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, no Portfolio (or Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause
(i) under the caption "Additional Restrictions" below (as an operating policy, the Portfolios may not engage in dollar roll transactions);

(2) underwrite securities issued by other persons except insofar as the Portfolios (Trust or the Funds) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

(5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies each Portfolio (or the Trust, on behalf of each Fund) will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all of its Assets in an open-end investment company with substantially the same investment objectives):

  (i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

   (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

   (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

   (iv) sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Portfolio
      (Fund), and the value of securities of any one issuer in which the Portfolio (Fund) is short exceeds the lesser of 2.0% of the value of the Portfolio's (Fund's) net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities of the Portfolio (Fund) contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (the Portfolios (Funds) have no current intention to engage in short selling);

   (v)      invest for the purpose of exercising control or management;

   (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these imitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio (Fund)
      (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, each Portfolio will not invest in another open-end registered investment company);

   (vii) invest more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Portfolio's (Fund's) Board of Trustees);

   (viii) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;

   (ix) no more than 5% of the Portfolio's (Fund's) total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

   (x)with respect to 75% of the Portfolio's (Fund's) total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio (Fund) to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

   (xi) if the Portfolio (Fund) is a "diversified" fund with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer;

   (xii) invest in securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio (Trust), or is an officer or partner of the Adviser, if after the purchase of the securities of such issuer for the Portfolio (Fund) one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(xiii)invest in warrants (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's (Fund's) net assets or if, as a result, more than 2% of the Portfolio's (Fund's) net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws;

   (xiv) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the Investment Practices of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

   (xv) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:
      (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for a Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Rules of Fair Practice of the NASD and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing each Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to a Portfolio and to the Adviser, it is the opinion of the management of the Portfolios that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolios, and not all such information is used by the Adviser in connection with the Portfolios. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolios.

In certain instances there may be securities which are suitable for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for a Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Portfolio is concerned. However, it is believed that the ability of a Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal years ended December 31, 1997, 1996, and 1995, Equity 500 Index Portfolio paid brokerage commissions in the amount of $341,058, $289,791, and $172,924, respectively.

For the fiscal year ended December 31, 1997, and for the period from July 10, 1996 (commencement of operations) to December 31, 1996, the Small Cap Index Portfolio, paid brokerage commissions in the amount of $64,041, and $55,569, respectively.

For the fiscal year ended December 31, 1997 and for the period from January 24, 1996 (commencement of operations) to December 31, 1996, the EAFE Equity Index Portfolio, paid brokerage commissions in the amount of $33,474, and $66,791, respectively.

For the period from June 30, 1997 (commencement of operations) to December 31, 1997, U.S. Bond Index Portfolio did not pay any brokerage commissions.

PERFORMANCE INFORMATION

STANDARD PERFORMANCE INFORMATION

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

      YIELD: Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

      Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

      TOTAL RETURN: A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

      PERFORMANCE RESULTS: Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the corresponding Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

COMPARISON OF FUND PERFORMANCE

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line, a biweekly publication that reports on the largest 15,000 mutual funds.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.



Securities for which market quotations are not available are valued by Bankers Trust pursuant to procedures adopted by each Portfolio's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation.
According to FRR 1 such factors would include consideration of the:

            type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Portfolio purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser of the Portfolio will value such securities based upon all relevant factors as outlined in FRR 1.

The Trust, on behalf of each Fund, and each Portfolio reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, and each Portfolio have elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund and each Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

Each Portfolio has agreed to make a redemption in kind to the corresponding Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the corresponding Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the fund, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

TRADING IN FOREIGN SECURITIES

With respect to the EAFE(R) Equity Index Fund, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange ("NYSE"). In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

MANAGEMENT OF THE TRUSTS AND THE PORTFOLIOS

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds or Portfolios they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds/Portfolios and review the Funds' performance.

The Trustees and officers of the Trusts and Portfolios their birthdates, their principal occupations during the past five years, and addresses are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.

TRUSTEES OF THE BT ADVISOR FUNDS

     MARTIN J. GRUBER (birthdate: July 15, 1937) -- Trustee; Chairman of the Finance Department and Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964). His address is 229 S. Irving Street, Ridgewood, New Jersey 07450.



     RICHARD J. HERRING (birthdate: February 18, 1946) -- Trustee; Vice Dean and Director, Wharton Undergraduate Division, Professor, Finance Department, The Wharton School, University of Pennsylvania. His address is 3255 Roberts Road, Bryn Mawr, Pennsylvania 19010.

     BRUCE E. LANGTON (birthdate: May 10, 1931) -- Trustee; Retired; Director, Adela Investment Co. and University Patents, Inc.; formerly Assistant Treasurer of IBM Corporation (until 1986). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

HARRY VAN BENSCHOTEN (birthdate: February 18, 1928) -- Trustee; Retired (since
1987); Corporate Vice President, Newmont Mining Corporation (prior to 1987); Director, Canada Life Insurance Company of New York and Competitive Technologies, Inc., a public company listed on the American Stock Exchange. His address is 6581 Ridgewood Drive, Naples, Florida 33963.

TRUSTEES OF BT INSTITUTIONAL FUNDS

     RICHARD J. HERRING (birthdate: February 18, 1946) -- Trustee; Vice Dean and Director, Wharton Undergraduate Division, Professor, Finance Department, The Wharton School, University of Pennsylvania. His address is 3255 Roberts Road, Bryn Mawr, Pennsylvania 19010.

     BRUCE E. LANGTON (birthdate: May 10, 1931) -- Trustee; Retired; Director, Adela Investment Co. and University Patents, Inc.; formerly Assistant Treasurer of IBM Corporation (until 1986). His address is 99 Jordan Lane, Stamford, Connecticut 06903.

CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

TRUSTEES OF THE PORTFOLIOS

CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; Director of Chase/NBW Bank Advisory Board; Director, Batemen, Eichler, Hill Richards Inc.; formerly Vice President of International Business Machines and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.

S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group, Coutts (U.S.A.) International; Coutts Trust Ltd.; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

OFFICERS OF THE TRUSTS AND PORTFOLIOS

Unless otherwise specified, each officer listed below holds the same position with each Trust and each Portfolio.

RONALD M. PETNUCH -- (birthdate: February 27, 1960) -- President and Treasurer; Senior Vice President; Federated Services Company ("FSC"); formerly, Director of Proprietary Client Services, Federated Administrative Services ("FAS"), and Associate Corporate Counsel, Federated Investors ("FI").



     CHARLES L. DAVIS, JR. -- (birthdate: March 23, 1960) -- Vice President and Assistant Treasurer; Vice President, FAS.

     JAY S. NEUMAN -- (birthdate: April 22, 1950) -- Secretary; Corporate Counsel, FI.

Messrs. Petnuch, Davis & Neuman also hold similar positions for other investment companies for which Edgewood or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trusts or the Portfolios. No director, officer or employee of Edgewood or any of its affiliates will receive any compensation from the Trusts or the Portfolios for serving as an officer or Trustee of the Trusts or the Portfolios.

As of April 1, 1998, the Trustees and officers of the Trusts and the Portfolios owned in the aggregate less than 1% of the shares of any Fund or Trust (all series taken together).

TRUSTEE COMPENSATION TABLE

               AGGREGATE    AGGREGATE         AGGREGATE      TOTAL COMPENSATION
NAME OF PERSON,COMPENSATION COMPENSATION FROM COMPENSATION   FROM FUND COMPLEX
POSITION       FROM TRUST*  INSTITUTIONAL TRUST** FROM PORTFOLIOS+
                                                              PAID TO TRUSTEES++

Martin J. Gruber,
Trustee of the Trust    $13,125           N/A               N/A         $27,500
Harry Van Benschoten,
Trustee of the Trust    $13,125           N/A               N/A         $27,500
Bruce E. Langton
Trustee of the Trust
and Institutional Trust $13,125           $13,750            N/A      $27,500
Richard J. Herring
Trustee of the Trust
and Institutional Trust $13,125           $13,750            N/A      $27,500
Charles P. Biggar,
Trustee of Portfolios
and Institutional Trust N/A               $13,750            $8,327    $27,500
S. Leland Dill,
Trustee of Portfolios   N/A               N/A               $8,327      $27,500
Philip Saunders, Jr.,
Trustee of Portfolios   N/A               N/A               $8,327      $27,500

* The aggregate compensation is provided for the BT Advisor Funds which is comprised of 4 funds. Information is furnished for the Trust's fiscal year ended December 31, 1997.

** The aggregate compensation is provided for the BT Institutional Funds which is comprised of 10 funds. Information is furnished for the Trust's fiscal year ended December 31, 1997.

+ The aggregate compensation is provided for the Equity 500 Index Portfolio and BT Investment Portfolios. Information is furnished for the Trust's fiscal year ended December 31, 1997.

++ Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Short Intermediate US Government Securities Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation is provided for the calendar year ended December 31, 1997.

As of April 1, 1990, the following shareholders of record owned 5% or more of the outstanding Shares of the Equity 500 Index Fund: Northern Telecom, Jersey City, NJ, owned approximately 2,097,287 Shares (17.20%); Bankers Trust Company as trustee for The William Penn Foundation, Philadelphia, PA, owned approximately 2,066,792 Shares (16.95%); Bankers Trust Company as custodian for Premark Retirement Savings Plan, Jersey City, NJ, owned approximately 1,000,378 Shares (8.20%); and Syracuse University, Syracuse, NY, owned approximately 665,349 Shares (5.46%).

As of April 1, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Class Shares of the EAFE Equity Index Fund:
Bankers Trust Company as trustee for Pacificorp Master Retirement Trust, Los Angeles, CA, owned approximately 1,849,935 Shares (61.02%); and Swiss Bank Corporation, New York, NY, owned approximately 1,003,682 Shares (33.10%).

As of April 1, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Class Shares of the Small Cap Index Fund: Merck & Co., Whitehouse Station, NJ, owned approximately 1,890,290 Shares (34.02%); Miami Valley Equipment Inc., Dayton, OH, owned approximately 1,703,213 Shares (30.66%); FMCO, Holland, MI, owned approximately 840,863 Shares (15.13%); and Dawn & Co., New Britain, CT, owned approximately 720,836 Shares (12.97%).

As of April 1, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Class Shares of the U.S. Bond Index Fund: Baptist Health Systems, Inc., Birmingham, AL, 510,754 Shares (60.54%); Bankers Trust Company as trustee for Phillips Exeter Academy, Jersey City, NJ, owned approximately 183,773 Shares (21.78%); Bankers Trust Company as trustee for Autoliv Inc. Restricted Trust, Jersey City, NJ, owned approximately 102,204 Shares (12.12%); and Batrus & Co., New York, NY, owned approximately 46,965 Shares (5.57%).

INVESTMENT ADVISER

Under the terms of each Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with each Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage each Portfolio in accordance with the Portfolio's investment objectives, restrictions and policies; (iii) make investment decisions for each Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of each Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under each Advisory Agreement. The Trust and each Portfolio bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, Edgewood or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $2,430,147, $1,505,963 and $770,530, respectively, as compensation for investment advisory services provided to the Equity 500 Index Portfolio. During the same periods, Bankers Trust reimbursed $1,739,490, $870,024, and $418,814, respectively, to the Portfolio to cover expenses.

For the fiscal year ended December 31, 1997 and for the period from July 1, 1996 (commencement of operations) to December 31, 1997, Bankers Trust earned $123,632 and $34,759, respectively, for investment advisory services provided to the Small Cap Index Portfolio. During the same periods, Bankers Trust reimbursed $107,835 and $26,968, respectively, to the Portfolio to cover expenses.

For the fiscal year ended December 31, 1997 and for the period from January 24, 1996 (commencement of operations) to December 31, 1997, Bankers Trust earned $113,810 and $68,584, respectively, for investment advisory services provided to the EAFE Equity Index Portfolio. During the same periods, Bankers Trust reimbursed $28,070 and $30,591, respectively, to the Portfolio to cover expenses.

For the period from June 30, 1997 (commencement of operations) to December 31, 1997, Bankers Trust earned $33,131 for investment advisory services provided to the U.S. Bond Index Portfolio. During the same period, Bankers Trust reimbursed $39,527 to the Portfolio to cover expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolios, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolios that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolios, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

The prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees. Such waivers by Bankers Trust shall stay in effect for at least 12 months.

ADMINISTRATOR

Under the Administration and Services Agreements, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trusts and the Portfolios reasonably deem necessary for the proper administration of the Trusts or the Portfolios. Bankers Trust will: generally assist in all aspects of each class of shares of each Funds' and Portfolios' operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), FSC performs such sub-administration duties for the Trusts and the Portfolios as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

For the fiscal year ended December 31, 1997, and for the period from July 10, 1996 (commencement of operations) to December 31, 1997, Bankers Trust earned $113,569 and $26,726, respectively as compensation for administrative and other services provided to Small Cap Index Fund-Institutional Class Shares. During the same periods, Bankers Trust reimbursed $106,928 and $69,671, respectively to Small Cap Index Fund-Institutional Class Shares to cover expenses.

For the fiscal year ended December 31, 1997, and for the period from January 24, 1996 (commencement of operations to December 31, 1997, Bankers Trust earned $65,464 and $41,404, respectively, as compensation for administrative and other services provided to EAFE(R) Equity Index Fund-Institutional Class Shares. During the same periods, Bankers Trust reimbursed $118,022 and $104,356, respectively, to EAFE(R) Equity Index Fund-Institutional Class Shares to cover expenses.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $724,120, $541,924, and $270,327, respectively, for administrative and other services provided to the Equity 500 Index Fund. During the same periods, Bankers Trust reimbursed $525,736, $658,635, and $421,776, respectively to Equity 500 Index Fund to cover expenses.

For the period from June 30, 1997 (commencement of operations) to December 31, 1997, Bankers Trust earned $19,528 for administrative and other services provided to the U.S. Bond Index Fund-Institutional Class Shares. During the same period, Bankers Trust reimbursed $52,269 to U.S. Bond Index Fund-Institutional Class Shares to cover expenses.

For the fiscal year ended December 31, 1997 and for the period from July 10, 1996 (commencement of operations) to December 31, 1997, Bankers Trust earned $41,211, and $11,586, as compensation for administrative and other services provided to the Small Cap Index Portfolio.

For the fiscal year ended December 31, 1997 and for the period from January 24, 1996 to December 31, 1997, Bankers Trust earned $45,524 and $27,433, as compensation for administrative and other services provided by the EAFE Equity Index Portfolio.

For the fiscal years ended December 31, 1997, 1996, and 1995, Bankers Trust earned $1.215,073, $752,981, and $385,265, respectively, as compensation for administrative and other services provided to the Equity 500 Index Portfolio.

For the period from June 30, 1997 (commencement of operations) to December 31, 1997, Bankers Trust earned $11,044 as compensation for administrative and other services provided to the U.S. Bond Index Portfolio.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and its respective Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over a Fund or Class, Bankers Trust will reimburse that Fund for the excess expense to the extent required by state law. As of the date of this SAI, the most restrictive annual expense limitation applicable to any Fund or Class is 2.50% of the Fund's or Class' first $30 million of average annual net assets, 2.00% of the next $70 million of average annual net assets and 1.50% of the remaining average annual net assets.

CUSTODIAN AND TRANSFER AGENT

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trusts and for the Portfolios pursuant to the administration and services agreements. As Custodian, it holds the Funds' and each Portfolio's assets. Bankers Trust also serves as transfer agent of the Trusts and of each Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trusts, Bankers Trust maintains the shareholder account records for each Class of shares of each Fund, handles certain communications between shareholders and the Trusts and causes to be distributed any dividends and distributions payable by the Trusts. Bankers Trust may be reimbursed by the Funds or the Portfolios for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

USE OF NAME

The Trusts and Bankers Trust have agreed that each Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolios. The Trusts have acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

Each Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for each Trust, but there would be no other material effect on the Trusts, their shareholders or activities.

BANKING REGULATORY MATTERS

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Portfolios contemplated by the Advisory Agreements and other activities for the Funds and the Portfolios described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trusts and the Portfolios. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022-4669, serves as Counsel to the Trusts and each Portfolio. Coopers & Lybrand L.L.P., 1100 Main Street, Suite 900, Kansas City, Missouri 64105 acts as Independent Accountants of the Trusts and each Portfolio.

ORGANIZATION OF THE TRUSTS

Shares of each Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of each Trust. However, each Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the respective Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or a Trustee. The Declaration of Trust provides for indemnification from each Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of each Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which each Trust itself would be unable to meet its obligations, a possibility that a Trust believes is remote. Upon payment of any liability incurred by a Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the respective Trust. The Trustees intend to conduct the operations of each Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of that Trust.

TAXATION

TAXATION OF THE FUNDS

The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a Federal income tax liability.



DISTRIBUTIONS

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. Federal tax status of distributions. Shareholders should consult their own tax adviser concerning the application of federal, state and local taxes to the distributions they receive from the Fund.

TAXATION OF THE PORTFOLIOS

The Portfolios are not subject to the Federal income taxation. Instead, the Fund and other investors investing in a Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

BACKUP WITHHOLDING

A Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

FOREIGN SHAREHOLDERS

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER TAXATION

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Each Portfolio is organized as a New York trust. Each Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

FOREIGN WITHHOLDING TAXES

Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

FINANCIAL STATEMENTS

The financial statements for the Funds and the Portfolios for the period ended December 31,1997, are incorporated herein by reference to the Funds' Annual Reports dated December 31, 1997. A copy of a Fund's Annual Report may be obtained without charge by contacting the Fund.

APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR
                             BANKERS TRUST COMPANY

                                  DISTRIBUTOR
                            EDGEWOOD SERVICES, INC.

                         CUSTODIAN AND TRANSFER AGENT
                             BANKERS TRUST COMPANY

                            INDEPENDENT ACCOUNTANTS
                           COOPERS & LYBRAND L.L.P.

                                    COUNSEL
                           WILLKIE FARR & GALLAGHER


                             --------------------

      No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
                             --------------------


Cusips:
05576L700
05576L809
05576L882
05576L874
055922751

BT0466H(4/98)